                                                                   Exhibit 10.27

                                                                  EXECUTION COPY


================================================================================


                                 $1,350,000,000

                      REVOLVING CREDIT AND TERM LOAN AGREEMENT

                                     among

                             ZIMMER HOLDINGS, INC.,

                                  ZIMMER, INC.,

                                 ZIMMER K. K.,

                                  ZIMMER LTD.,

                          THE BORROWING SUBSIDIARIES,

                           THE LENDERS NAMED HEREIN,

             JPMORGAN CHASE BANK, as General Administrative Agent,

      JPMORGAN CHASE BANK, TOKYO BRANCH, as Japanese Administrative Agent,

                                      and

         J.P. MORGAN EUROPE LIMITED, as European Administrative Agent,

                           Dated as of June 12, 2003


================================================================================


            Credit Suisse First Boston, J. P. Morgan Securities Inc.
                      and Banc of America Securities LLC,
                 as Joint Lead Arrangers and Joint Bookrunners

              Credit Suisse First Boston and Bank of America, N.A.,
                            as Co-Syndication Agents

                                TABLE OF CONTENTS

                                    ARTICLE I

                                   Definitions

SECTION 1.01.        Defined Terms...................................................2
SECTION 1.02.        Classification of Loans and Borrowings..........................28
SECTION 1.03.        Terms Generally.................................................28
SECTION 1.04.        Accounting Terms, GAAP..........................................28

                                   ARTICLE II

                       Amount and Terms of the Commitments

SECTION 2.01.        Commitments.....................................................29
SECTION 2.02.        Loans and Borrowings............................................30
SECTION 2.03.        Requests for Borrowings.........................................31
SECTION 2.04.        Borrowing Subsidiaries..........................................32

                                   ARTICLE III

                              Competitive Bid Loans

SECTION 3.01.        Competitive Bid Procedure.......................................32

                                   ARTICLE IV

                                Letters of Credit

SECTION 4.01.        Letters of Credit...............................................35

                                    ARTICLE V

                                 Swingline Loans

SECTION 5.01.        Swingline Loans.................................................40

                                   ARTICLE VI

                     General Provisions Applicable to Loans

SECTION 6.01.        Funding of Borrowings...........................................41

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
SECTION 6.02.        Interest Elections..............................................42
SECTION 6.03.        Termination and Reduction of Commitments........................43
SECTION 6.04.        Repayment of Loans; Evidence of Debt............................44
SECTION 6.05.        Amortization of Term Loans......................................45
SECTION 6.06.        Prepayment of Loans.............................................45
SECTION 6.07.        Fees............................................................47
SECTION 6.08.        Interest........................................................48
SECTION 6.09.        Alternate Rate of Interest......................................49
SECTION 6.10.        Increased Costs.................................................50
SECTION 6.11.        Break Funding Payments..........................................51
SECTION 6.12.        Taxes...........................................................52
SECTION 6.13.        Payments Generally; Pro Rata Treatment; Sharing of Setoffs......55
SECTION 6.14.        Mitigation Obligations; Replacement of Lenders..................56

                                   ARTICLE VII

                         Representations and Warranties

SECTION 7.01.        Organization; Powers............................................57
SECTION 7.02.        Authorization...................................................57
SECTION 7.03.        Enforceability..................................................58
SECTION 7.04.        Governmental Approvals..........................................58
SECTION 7.05.        Financial Statements; No Material Adverse Effect................58
SECTION 7.06.        Litigation, Compliance with Laws................................59
SECTION 7.07.        Federal Reserve Regulations.....................................59
SECTION 7.08.        Taxes...........................................................59
SECTION 7.09.        Employee Benefit Plans..........................................59
SECTION 7.10.        Environmental and Safety Matters................................59
SECTION 7.11.        Properties......................................................60
SECTION 7.12.        Investment and Holding Company Status...........................60

                                  ARTICLE VIII

                                   Conditions

SECTION 8.01.        Effective Date..................................................60
SECTION 8.02.        Conditions to Offer Loans.......................................61
SECTION 8.03.        Conditions to All Other Extensions of Credit....................62
SECTION 8.04.        Initial Borrowing by Each Borrowing Subsidiary..................63

                                   ARTICLE IX

                              Affirmative Covenants

SECTION 9.01.        Existence.......................................................63

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
SECTION 9.02.        Business and Properties.........................................63
SECTION 9.03.        Financial Statements, Reports, Etc..............................64
SECTION 9.04.        Insurance.......................................................65
SECTION 9.05.        Obligations and Taxes...........................................65
SECTION 9.06.        Litigation and Other Notices....................................65
SECTION 9.07.        Books and Records...............................................66
SECTION 9.08.        Subsidiary Guarantor............................................66
SECTION 9.09.        Use of Proceeds.................................................66
SECTION 9.10.        Completion of Acquisition.......................................66
SECTION 9.11.        Termination of Existing Centerpulse Credit Agreement............66

                                    ARTICLE X

                               Negative Covenants

SECTION 10.01.       Consolidations, Mergers, and Sales of Assets....................67
SECTION 10.02.       Liens...........................................................67
SECTION 10.03.       Limitation on Sale and Leaseback Transactions...................69
SECTION 10.04.       Financial Condition Covenants...................................69
SECTION 10.05.       Indebtedness....................................................69
SECTION 10.06.       Transactions with Affiliates....................................69
SECTION 10.07.       Restricted Payments.............................................69
SECTION 10.08.       Investments.....................................................70

                                   ARTICLE XI

                                Events of Default

                                   ARTICLE XII

                            The Administrative Agents

                                  ARTICLE XIII

                                  Miscellaneous

SECTION 13.01.       Notices.........................................................76
SECTION 13.02.       Survival of Agreement...........................................78
SECTION 13.03.       Binding Effect..................................................78
SECTION 13.04.       Successors and Assigns..........................................78
SECTION 13.05.       Expenses, Indemnity.............................................81
SECTION 13.06.       Applicable Law..................................................82
SECTION 13.07.       Waivers, Amendment..............................................82
SECTION 13.08.       Entire Agreement................................................83

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
SECTION 13.09.       Severability....................................................83
SECTION 13.10.       Counterparts....................................................83
SECTION 13.11.       Headings........................................................83
SECTION 13.12.       Right of Setoff.................................................84
SECTION 13.13.       Jurisdiction: Consent to Service of Process.....................84
SECTION 13.14.       Waiver of Jury Trial............................................85
SECTION 13.15.       Conversion of Currencies........................................85
SECTION 13.16.       Guaranty........................................................85
SECTION 13.17.       CAM Exchange....................................................87
SECTION 13.18.       Letters of Credit...............................................88
SECTION 13.19.       Confidentiality.................................................89

SCHEDULES:

Schedule 1.01(a)     Centerpulse Offer Conditions Precedent
Schedule 1.01(b)     InCentive Offer Conditions Precedent
Schedule 2.01        Commitments
Schedule 10.02       Existing Liens
Schedule 10.06       Transactions with Affiliates

EXHIBITS:

Exhibit A-1          Form of Competitive Bid Request
Exhibit A-2          Form of Notice of Competitive Bid Request
Exhibit A-3          Form of Competitive Bid
Exhibit A-4          Form of Competitive Bid Accept/Reject Letter
Exhibit A-5          Form of Borrowing Request
Exhibit B            Form of Assignment and Acceptance
Exhibit C            Form of Opinion of Dewey Ballantine LLP
Exhibit D            Form of Administrative Questionnaire
Exhibit E            Form of Borrowing Subsidiary Agreement
Exhibit F            Form of Borrowing Subsidiary Termination
Exhibit G            Additional Cost

                              CREDIT AGREEMENT (the "Agreement") dated as of
                        June 12, 2003, among ZIMMER HOLDINGS, INC., a Delaware corporation (the "Company"), ZIMMER, INC., a Delaware corporation ("Zimmer" and, together with the Company, the "U.S. Borrowers"), ZIMMER K.K., a company organized under the laws of Japan (the "Japanese Borrower"), ZIMMER LTD., a company incorporated under the laws of England and Wales (the "European Borrower"), the BORROWING SUBSIDIARIES (as defined herein), the LENDERS (as defined herein), JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "General Administrative Agent"), JPMORGAN CHASE BANK, TOKYO BRANCH, as administrative agent for the Japanese Lenders (in such capacity, the "Japanese Administrative Agent"), and J.P. MORGAN EUROPE LIMITED, as administrative agent for the European Lenders (in such capacity, the "European Administrative Agent").



               Pursuant to the Centerpulse Offer (such term and each other capitalized term used but not defined herein having the meaning assigned to it in Article I), the Company has offered to purchase each outstanding Centerpulse Share for consideration equal to (a) CHF 120 in cash (the "Centerpulse Cash Consideration") and (b) 3.68 newly issued shares of Company Stock. Pursuant to the InCentive Offer, the Company has offered to purchase each outstanding InCentive Share for Swiss Francs (the "InCentive Cash Consideration") and newly issued shares of Company Stock, the exact amount of which will be based on a formula and will be based upon, among other things, the number of Centerpulse Shares held by InCentive and the net value of other assets remaining at InCentive on the last day of the InCentive Offer. The aggregate amount of the Cash Consideration payable in connection with the Offers is approximately CHF 1,429,117,560. In connection with the Offers, and to provide a portion of the financing therefor, the Company and the Borrowers have entered into this Agreement and the 364-Day Credit Agreement.

               The Borrowers have requested that the Lenders, on the terms and subject to the conditions herein set forth (i) extend credit to the Borrowers in the form of (a) Revolving Loans at any time and from time to time prior to the Revolving Maturity Date in an aggregate principal amount not in excess of $800,000,000 at any time outstanding and (b) Term Loans in an aggregate principal amount not in excess of $550,000,000 and (ii) provide a procedure pursuant to which the Borrowers may invite the Lenders to bid on an uncommitted basis on short-term borrowings by the Borrowers. The Borrowers have requested the Issuing Lender to issue Letters of Credit in an aggregate face amount at any time outstanding not in excess of $50,000,000 to support payment obligations incurred for general corporate purposes of the Company and the Subsidiaries. The proceeds of the Term Loans and the Revolving Loans made on the Initial Funding Date are to be used solely by the Borrowers (i) to pay a portion of the Cash Consideration for Shares purchased pursuant to the Offers, (ii) to refinance Indebtedness of the Company and Centerpulse and their respective subsidiaries and (iii) to pay fees and expenses related to the Transactions. The proceeds of the Loans (other than the Revolving Loans used for the purposes specified in the immediately preceding sentence) made to the Borrowers shall be used for general corporate purposes. The Lenders are willing to extend such credit on the terms and subject to the conditions herein set forth.

               Accordingly, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions

               SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

               "364-Day Credit Agreement" shall mean the 364-Day Credit Agreement dated as of the date of this Agreement, among the Company, the Borrowers, the lenders party from time to time thereto and the Administrative Agents.

               "ABR" when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

               "Acquisition" shall mean the consummation of the Offers and the purchase of Shares pursuant thereto, and all related transactions.

               "Additional Acceptance Period" shall have the meaning ascribed to that term in SESTA.

               "Additional Cost" shall mean, in relation to any Borrowing denominated in Sterling for any Interest Period, the cost as calculated by the European Administrative Agent in accordance with Exhibit G imputed to each Multicurrency Lender of compliance with the mandatory liquid assets requirements of the Bank of England during that Interest Period, expressed as a percentage.

               "Adjusted Eurocurrency Rate" shall mean, with respect to any Eurocurrency Borrowing for any Interest Period, an interest rate per annum equal to (a) if such Eurocurrency Borrowing is denominated in a Currency other than Sterling, (i) the applicable Eurocurrency Rate for such currency in effect for such Interest Period divided by (ii) one minus the Eurocurrency Reserve Requirements, and (b) if such Eurocurrency Borrowing is denominated in Sterling, the applicable Eurocurrency Rate in effect for such Interest Period plus Additional Cost.

               "Administrative Agents" shall mean the collective reference to the General Administrative Agent, the Japanese Administrative Agent and the European Administrative Agent; each, individually, an "Administrative Agent".

               "Administrative Fees" shall have the meaning assigned to such term in Section 6.07(b).

               "Administrative Questionnaire" shall mean an administrative questionnaire delivered by a Lender pursuant to Section 13.04 in the form of Exhibit D.

               "Advance Agent" shall mean JPMCB, as competitive advance facility agent.

               "Affiliate" shall mean, when used with respect to a specified Person, another Person that directly, or indirectly, Controls or is Controlled by or is under common Control with the Person specified.

               "Alternate Base Rate" shall mean for any day, a rate per annum equal to the greater of (a) the rate of interest per annum publicly announced from time to time by JPMCB as its base rate in effect at its principal office in New York City and (b) 1/2 of one percent above the Federal Funds Effective Rate. If for any reason JPMCB shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate specified in clause (b) of the first sentence of this definition, for any reason, including, without limitation, the inability or failure of JPMCB to obtain sufficient quotations in accordance with the terms hereof, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate shall be effective on the effective date of any change in such rate.

               "Alternate Currency" shall mean (i) each Committed Currency and
(ii) Japanese Yen.

               "Applicable Administrative Agent" shall mean, (a) with respect to a Loan or Borrowing denominated in Dollars, and with respect to any payment hereunder that does not relate to a particular Loan or Borrowing, the General Administrative Agent, (b) with respect to a Borrowing denominated in Japanese Yen, the Japanese Administrative Agent, (c) with respect to a Borrowing denominated in a Committed Currency, the European Administrative Agent and (d) with respect to a Competitive Borrowing, the Advance Agent.

               "Applicable Margin" shall mean, for each Loan, the applicable rate per annum determined pursuant to the Pricing Grid.

               "Applicable Percentage" shall mean, with respect to any Revolving Lender, the percentage of the total Revolving Commitments represented by such Lender's Revolving Commitments. If the Revolving Commitments have terminated or expired, "Applicable Percentage" shall mean, with respect to any Revolving Lender, the percentage of the aggregate outstanding principal amount of the Revolving Credit Exposures and Competitive Loans represented by the aggregate outstanding principal amount of such Lender's Revolving Credit Exposures and Competitive Loans.

               "Arrangers" shall mean CSFB, J.P. Morgan Securities Inc. and Banc of America Securities LLC.

               "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee in the form of Exhibit B, or such other form as shall be approved by the General Administrative Agent.

               "Bank of America" shall mean Bank of America, N.A.

               "Basis Point" shall mean 1/100th of 1%.

               "Board" shall mean the Board of Governors of the Federal Reserve System of the United States of America.

               "Board of Directors" shall mean either the board of directors of the Company or any duly authorized committee thereof or any committee of officers of the Company acting pursuant to authority granted by the board of directors of the Company or any committee of such board.

               "Borrower" shall mean the U.S. Borrowers, the European Borrower, the Japanese Borrower or any Borrowing Subsidiary.

               "Borrower Obligations" shall mean the due and punctual payment of
(i) the principal of and interest on any Loans made by the Lenders to the Borrowers pursuant to this Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations, including fees, costs, expenses and indemnities (including the obligations described in Section 2.04) of the Borrowers to the Lenders under this Agreement and the other Loan Documents.

               "Borrowing" shall mean (a) Loans of the same Class, Type and Currency, made, converted or continued on the same date and, in the case of Eurocurrency Loans, as to which a single Interest Period is in effect, (b) a Competitive Loan or group of Competitive Loans of the same Type made on the same date and as to which a single Interest Period is in effect or (c) a Swingline Loan.

               "Borrowing Request" shall mean a request by any Borrower for a Borrowing in accordance with Section 2.03.

               "Borrowing Subsidiary" shall mean any Subsidiary of the Company designated as a Borrowing Subsidiary by the Company pursuant to Section 2.04.

               "Borrowing Subsidiary Agreement" shall mean a Borrowing Subsidiary Agreement substantially in the form of Exhibit E.

               "Borrowing Subsidiary Termination" shall mean a Borrowing Subsidiary Termination substantially in the form of Exhibit F.

               "Business Day" shall mean any day (other than a day which is a Saturday, Sunday or legal holiday in the State of New York) on which banks are open for business in New York City; provided, however, that, when used in connection with a Eurocurrency Loan, the term

"Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market, or in the city which is the principal financial center of the country of issuance of the applicable Alternate Currency.

               "CAM" shall mean the mechanism for the allocation and exchange of interests in Loans and other extensions of credit under the several Classes and collections thereunder established under Section 13.17.

               "CAM Exchange" shall mean the exchange of the Lender's interests provided for in Section 13.17.

               "CAM Exchange Date" shall mean any date on which either (a) an Event of Default under paragraph (g) or (h) of Article XI has occurred with respect to a Borrower or (b) the Revolving Commitments shall have been terminated prior to the Revolving Maturity Date and/or the Loans shall have been declared immediately due and payable, in either case pursuant to Article XI.

               "CAM Percentage" shall mean, as to each Lender, a fraction, expressed as a decimal, of which (a) the numerator shall be the aggregate Dollar Equivalent (determined on the basis of Exchanges Rates prevailing on the CAM Exchange Date) of the Designated Obligations owed to such Lender (whether or not at the time due and payable) immediately prior to the CAM Exchange Date and (b) the denominator shall be the aggregate Dollar Equivalent (as so determined) of the Designated Obligations owed to all the Lenders (whether or not at the time due and payable) immediately prior to CAM Exchange Date.

               "Cash Consideration" shall mean the Centerpulse Cash Consideration and the InCentive Cash Consideration.

               "Capital Lease Obligations" of any Person, shall mean the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

               "Cash Equivalents" shall mean (a) marketable direct obligations issued by, or unconditionally guaranteed or insured by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits, bankers' acceptances or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States or any state thereof whose short-term commercial paper rating at the time of acquisition is at least B or the equivalent thereof by Fitch IBCA, A-3 or the equivalent thereof by S&P, or P-3 or the equivalent thereof by Moody's; (c) commercial paper of an issuer rated at least A-2 or the equivalent thereof at the time of acquisition by S&P or at least P-2 or the equivalent thereof at the time of acquisition by Moody's, or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days, with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities or marketable direct obligations with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's; (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition; or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition; provided, however, that, in case of any investment by a Foreign Subsidiary, "Cash Equivalents" shall also include: (i) certificates of deposit, time deposits, Eurodollar time deposits, bankers' acceptances or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any commercial bank located in the same jurisdiction as such Foreign Subsidiary whose short-term commercial paper rating at the time of acquisition would meet or exceed those ratings applicable to a Lender set forth in clause (b) hereof, (ii) direct obligations of the sovereign nation (or any agency thereof) in which such Foreign Subsidiary is organized or is conducting business or in obligations fully and unconditionally guaranteed by such sovereign nation (or any agency thereof), in each case maturing within one year from the date of acquisition,
(iii) investments of the type and maturity described in clauses (c) through (f) above of obligors located in the same jurisdiction as such Foreign Subsidiary, which Investments or obligors (or the parent of any such obligor) have ratings described in clauses (c) through (f) or equivalent ratings from comparable foreign rating agencies and (iv) shares of money market mutual or similar funds which invest exclusively in assets otherwise satisfying the requirements of this proviso.

               "Centerpulse" shall mean Centerpulse AG, a Swiss company.

               "Centerpulse Cash Consideration" shall have the meaning set forth in the preamble.

               "Centerpulse Offer" shall mean the offer by the Company to acquire all the issued and outstanding Centerpulse Shares (including the Depositary Shares) substantially on the terms and conditions referred to in the Offer Documents, as amended, supplemented or otherwise modified in accordance with the terms of this Agreement.

               "Centerpulse Offer Announcement Date" shall mean the date the Centerpulse Offer Prospectuses are made available to the public.

               "Centerpulse Offer Prospectuses" shall mean the prospectus published by the Company in connection with Centerpulse Offer pursuant to SESTA and the tender offer statement on Schedule TO filed with the SEC by the Company in connection with the

Centerpulse Offer, as amended, supplemented or otherwise modified in accordance with the terms of this Agreement.

               "Centerpulse Offer Conditions Precedent" shall mean the conditions precedent set forth on Schedule 1.01(a).

               "Centerpulse Offer Loan" shall mean any Loan the purpose of which is to finance, directly or indirectly, the Centerpulse Cash Consideration for the Centerpulse Shares purchased pursuant to the Centerpulse Offer.

               "Centerpulse Pre-Announcement" shall mean the pre-announcement published by the Company on May 20, 2003, in connection with the Centerpulse Offer, pursuant to Article 22 et seq. of SESTA.

               "Centerpulse Shares" shall mean the registered shares, nominal value CHF 30 per share, of Centerpulse.

               "Change in Control" shall be deemed to have occurred if (a) any Person or group of Persons (other than (i) the Company, (ii) any Subsidiary or (iii) any employee or director benefit plan or stock plan of the Company or a Subsidiary or any trustee or fiduciary with respect to any such plan when acting in that capacity or any trust related to any such plan) shall have acquired beneficial ownership of shares representing more than 20% of the combined voting power represented by the outstanding Voting Shares of the Company (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder) or (b) during any period of 12 consecutive months, commencing before or after the date of this Agreement, individuals who on the first day of such period were directors of the Company (together with any replacement or additional directors who were nominated or elected by a majority of directors then in office) cease to constitute a majority of the Board of Directors of the Company.

               "Change in Law" shall mean (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 6.10, by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

               "Class" when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Term Loans, U.S. Revolving Loans, Multicurrency Revolving Loans, Japanese Revolving Loans, Swingline Loans or Competitive Loans and when used in reference to any Commitment, refers to whether such Commitment is a U.S. Revolving Commitment, a Term Loan Commitment, a Multicurrency Commitment or a Japanese Commitment.

               "Code" shall mean the Internal Revenue Code of 1986, as amended.

               "Commitments" shall mean the collective reference to the Term Loan Commitments, the U.S. Revolving Commitments, the Multicurrency Commitments and the Japanese Commitments. The initial aggregate amount of the Commitments is $1,350,000,000.

               "Committed Currency" shall mean (a) Euro, Sterling and Swiss Francs and (b) any other Eligible Currency that shall be designated by the Company in a notice delivered to the General Administrative Agent and approved by the General Administrative Agent and all the Multicurrency Lenders as a Committed Currency.

               "Company" shall have the meaning set forth in the preamble.

               "Company Stock" shall mean the common stock, $0.01 par value per share, of the Company, and the associated preferred stock purchase rights.

               "Competitive Bid" shall mean an offer by a Lender to make a Competitive Loan pursuant to Article III.

               "Competitive Bid Accept/Reject Letter" shall mean a notification made by the Company pursuant to Section 3.01(d) in the form of Exhibit A-4.

               "Competitive Bid Rate" shall mean, as to any Competitive Bid, the Competitive Loan Margin or the Fixed Rate, as applicable, offered by the Lender making such Competitive Bid.

               "Competitive Bid Request" shall mean a request made pursuant to
Article III in the form of Exhibit A-1.

               "Competitive Borrowing" shall mean a Borrowing consisting of a Competitive Loan or concurrent Competitive Loans from the Lender or Lenders whose Competitive Bids for such Borrowing have been accepted under the bidding procedure described in Article III.

               "Competitive Loan" shall mean a Loan made pursuant to Article
III. Each Competitive Loan shall be a Eurocurrency Competitive Loan or a Fixed Rate Loan.

               "Competitive Loan Exposure" shall mean, with respect to any Lender at any time, the sum of the aggregate principal amount of the outstanding Competitive Loans of such Lender.

               "Competitive Loan Margin" shall mean, with respect to any Competitive Loan bearing interest at a rate based on the Eurocurrency Rate, the marginal rate of interest, if any, to be added to or subtracted from the Eurocurrency Rate in order to determine the interest rate applicable to such Loan, as specified by the Lender making such Loan in its related Competitive Bid.

               "Conduit Lender" means any special purpose entity organized and administered by any Lender for the purpose of making Loans otherwise required to be made by such Lender and designated by such Lender in a written instrument subject to the consent of the Company (such consent not to be unreasonably withheld); provided, that the designation by any Lender of a Conduit Lender shall not relieve the designating Lender of any of its obligations to fund a Loan under this Agreement if, for any reason, its Conduit Lender fails to fund any such Loan, and the designating Lender (and not the Conduit Lender) shall have the sole right and responsibility to deliver all consents and waivers required or requested under this Agreement with respect to its Conduit Lender, and provided, further, that no Conduit Lender shall (a) be entitled to receive any greater amount pursuant to Section 6.10, 6.11, 6.12, or
13.05 than the designating Lender would have been entitled to receive in respect of the extensions of credit made by such Conduit Lender or (b) be deemed to have any Commitment.

               "Consolidated EBITDA" shall mean, for any period, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) interest expense, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Debt (including the Loans), (c) depreciation and amortization expense (plus, to the extent GAAP then includes amounts as such expense, amounts of such expenses (calculated under the current
GAAP) for any prior portion of such period if not otherwise so included), (d) amortization of intangibles (including goodwill) and organization costs (e) any extraordinary, unusual or non-recurring non-cash expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, non-cash losses on sales of assets outside of the ordinary course of business), (f) one-time integration costs in connection with the Acquisition incurred during the first 12 months (or 18 months in the case of costs associated with the closure of manufacturing facilities) after the Initial Funding Date in an amount in the aggregate not to exceed $200,000,000, and one-time transaction costs (other than integration costs) in connection with the Acquisition incurred on or before the Initial Funding Date or during the first three months after the Initial Funding Date, in each case as set forth in reasonable detail on a schedule prepared by the Company and delivered to the Lenders with the financial statements for the relevant period, (g) purchase accounting adjustments (including inventory step-ups and write-downs of in-process research and development) in connection with the Acquisition and made within the first 12 months of the Initial Funding Date, (h) any non-cash expenses relating to stock option exercises (if applicable accounting rules so require) and (i) any other non-cash charges and minus, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (a) interest income, (b) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business) and (c) any other non-cash income, all as determined on a consolidated basis. For the purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters (each, a "Reference Period") pursuant to any determination of the Consolidated Leverage Ratio, (i) if at any time during such Reference Period the Company or any Subsidiary shall have made any Material Disposition, the Consolidated EBITDA for such Reference Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Reference Period and (ii) if during such Reference Period the Company or any Subsidiary shall have made a Material Acquisition, Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if such Material Acquisition occurred on the first day of such Reference Period. As used in this definition, "Material Acquisition" means any acquisition of property or series of related acquisitions of property that (a) constitutes assets comprising all or substantially all of an operating unit of a business or constitutes all or substantially all of the common stock of a Person and (b) involves the payment of consideration by the Company and its Subsidiaries in excess of $25,000,000; and "Material Disposition" means any Disposition of property or series of related Dispositions of property that yields gross proceeds to the Borrower or any of its Subsidiaries in excess of $25,000,000.

               "Consolidated Interest Coverage Ratio" shall mean, for any period, the ratio of (a) Consolidated EBITDA for such period to (b) Consolidated Interest Expense for such period.

               "Consolidated Interest Expense" shall mean, for any period, total cash interest expense (including that attributable to Capital Lease Obligations) of the Company and its Subsidiaries for such period with respect to all outstanding Debt of the Company and its Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing), minus interest income on cash equivalent investments.

               "Consolidated Leverage Ratio" shall mean, as at the last day of any period, the ratio of (a) the sum of (i) Consolidated Total Debt plus, to the extent not included in the definition of Consolidated Total Debt, (ii) the aggregate amount of financing provided by third-parties in connection with Permitted Receivables Securitizations on such day to (b) Consolidated EBITDA for such period.

               "Consolidated Net Income" shall mean, for any period, the consolidated net income (or loss) of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded, without duplication, (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of the Company or is merged into or consolidated with the Company or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary of the Company) in which the Company or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Company or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary of the Company to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary.

               "Consolidated Net Tangible Assets" shall mean, with respect to the Company, the total amount of its assets (less applicable reserves and other properly deductible items) after deducting (i) all current liabilities (excluding the amount of those which are by their terms extendable or renewable at the option of the obligor to a date more than 12 months after the date as of which the amount is being determined) and (ii) all goodwill, tradenames, trademarks, patents, unamortized debt discount and expense and other like intangible assets, all as set forth on the most recent balance sheet of the Company and its consolidated subsidiaries and determined on a consolidated basis in accordance with GAAP.

               "Consolidated Total Debt" shall mean, at any date, the aggregate stated balance sheet amount of all Debt of the Company and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP, minus up to $50,000,000 of cash and cash equivalent investments held in the United States by the U.S. Borrowers and the Subsidiary Guarantors; provided that such cash and cash equivalent investments are free of any Liens.

               "Contractual Obligation" shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

               "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

               "Credit Party" shall mean any Borrower or any Subsidiary
Guarantor.

               "CSFB" shall mean Credit Suisse First Boston, a bank organized under the laws of Switzerland, acting through its Cayman Islands branch.

               "Currency" shall mean Dollars or any Alternate Currency.

               "Debt" of any Person, shall mean, without duplication, (i) all obligations of such Person represented by notes, bonds, debentures or similar evidences of indebtedness; (ii) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services other than, in the case of any such deferred purchase price, on normal trade terms, (iii) all rental obligations of such Person as lessee under leases which shall have been or should be recorded as Capital Lease Obligations, (iv) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (v) all obligations, contingent or otherwise, of such Person as an account party or applicant under or in respect of acceptances, letters of credit, surety bonds or similar arrangements, (vi) the liquidation value of all preferred capital stock of such Person which is redeemable at the option of the holder thereof or which may become (by scheduled or mandatory redemption) due within one year of the Term Loan Maturity Date, (vii) all Guarantees of such Person in respect of obligations of the kind referred to in clauses (i) through (vi) above, (viii) all obligations of the kind referred to in clauses (i) through (vii) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by the applicable Person, whether or not such Person has assumed or become liable for the payment of such obligation and
(ix) for the purposes of paragraph (f) of Article XI only, all obligations in respect of Hedge Agreements. The Debt of any Person shall include Debt of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefore as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Debt expressly provide that such Person is not liable therefor.

               "Depositary Shares" shall mean the American Depositary Shares, evidenced by American Depositary Receipts. Ten American Depositary Shares represent one Centerpulse Share.

               "Default" shall mean any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

               "Designated Obligations" shall mean all obligations of the Credit Parties with respect to (a) principal of and interest on the Loans of each Class (other than Competitive Loans), (b) unreimbursed LC Disbursements and interest thereon and (c) all facility fees and participation fees under Section 6.07 with respect thereto.

               "Dollar Equivalent" shall mean, with respect to an amount denominated in any Alternate Currency, the equivalent in Dollars of such amount determined at the Exchange Rate determined by the General Administrative Agent on the date of determination of such equivalent. In making any determination of the Dollar Equivalent for purposes of calculating the amount of Loans to be borrowed from the respective Lenders on any date, the Applicable Administrative Agent shall use the relevant Exchange Rate in effect on the date on which the relevant Borrower delivers a borrowing notice for such Loans pursuant to the provisions of this Agreement.

               "Dollars" or "$" shall mean lawful money of the United States of America.

               "Domestic Wholly Owned Subsidiary" shall mean a Wholly Owned Subsidiary that is incorporated or organized under the laws of the United States or any state or political subdivision thereof.

               "Effective Date" shall mean the date on which the conditions specified in Section 8.01 are satisfied (or waived in accordance with Section 13.07).

               "Eligible Currency" shall mean at any time any currency (other than Dollars, Euro, Sterling, Swiss Francs or Japanese Yen) that is freely tradeable and exchangeable into Dollars in the London market and for which an Exchange Rate can be determined.

               "Environmental and Safety Laws" shall mean any and all applicable current and future treaties, laws (including without limitation common law), regulations, enforceable requirements, binding determinations, orders, decrees, judgments, injunctions, permits, approvals, authorizations, licenses, permissions, or binding agreements issued, promulgated or entered by any Governmental Authority, relating to the environment, to employee health or safety as it pertains to the use or handling of, or exposure to, any Hazardous Substance, to preservation or reclamation of natural resources or to the management, release or threatened release of any Hazardous Substance, including without limitation the Hazardous Materials Transportation Act, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and the Hazardous and Solid Waste Amendments of 1984, the Federal Water Pollution Control

Act, as amended by the Clean Water Act of 1977, the Clean Air Act of 1970, as amended, the Toxic Substances Control Act of 1976, the Occupational Safety and Health Act of 1970, as amended, the Emergency Planning acid Community Right-to-Know Act of 1986, the Safe Drinking Water Act of 1974, as amended, any similar or implementing state law, all amendments of any of them, and any regulations promulgated under any of them.

               "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

               "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) that, together with the Company, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of
Section 302 or ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

               "ERISA Termination Event" shall mean (i) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder (other than a "Reportable Event" not subject to the provision for 30-day notice to the PBGC under such regulations), or (ii) the withdrawal of the Company or any of its ERISA Affiliates from a "single employer" Plan during a plan year in which it was a "substantial employer", both of such terms as defined in Section 4001
(a) of ERISA, or (iii) the incurrence of liability under Title IV of ERISA with respect to the termination of a Plan, or (iv) the institution of proceedings to terminate a Plan by the PBGC or (v) the receipt by the Company or any ERISA Affiliate of any notice (whether or not written) from the PBGC of any event or condition which the PBGC asserts is reasonably likely to constitute grounds under Section 4042 of ERISA to terminate, or to appoint a trustee to administer, any Plan or (vi) the partial or complete withdrawal of the Company or any ERISA Affiliate of the Company from, or the Insolvency or Reorganization of, a Multiemployer Plan as defined in Section 4001(a)(3) of ERISA.

               "Euro" and "E" shall mean the single currency of the participating member states of the European Union as constituted by the Treaty of Rome of March 25, 1957 (as amended by the Single European Act 1986, the Maastricht Treaty which was signed at Maastricht on February 7, 1992 and came into force on November 1, 1993), the Amsterdam Treaty (which was signed at Amsterdam on October 2, 1997 and came into force on May 1, 1999) and the Nice Treaty (which was signed on February 26, 2001), each as amended from time to time and as referred to in legislative measures of the European Union for the introduction of, changeover to or operating of the Euro in one or more member states.

               "European Administrative Agent" shall mean J.P. Morgan Europe Limited, together with its affiliates (it being understood that any notices required to be delivered to the European Administrative Agent under this Agreement need not be delivered to such affiliates), as administrative agent for the Multicurrency Lenders under this Agreement and the other Loan Documents, and any successor thereto appointed pursuant to Article XII.

               "European Borrower" shall have the meaning set forth in the preamble.

               "Eurocurrency" when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to a Eurocurrency Rate.

               "Eurocurrency Rate" shall mean (a) with respect to any Eurocurrency Borrowing (other than Borrowings denominated in Euro or Japanese
Yen) for any Interest Period, the rate appearing on Page 3740 or Page 3750, as the case may be, of Dow Jones Markets (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the General Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in Dollars or the applicable Alternate Currency in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for deposits in Dollars or the applicable Alternate Currency with a maturity comparable to such Interest Period, (b) with respect to any Eurocurrency Borrowing denominated in Euro for any Interest Period, the rate appearing on page 248 of Dow Jones Markets (it being understood that this rate is the Euro interbank offered rate (known as the "EURIBOR Rate") sponsored by the Banking Federation of the European Union (known as the "FBE") and the Financial Markets Association (known as the "ACI")) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for deposits in Euro with a maturity comparable to such Interest Period, and (c) with respect to any Eurocurrency Borrowing denominated in Japanese Yen for any Interest Period, the rate appearing on the TIBM Page under the caption "Average 10 Banks" of Reuters (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by General Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in Japanese Yen in the Tokyo interbank market) at approximately 11:00 a.m., Tokyo time, two Business Days prior to the commencement of such Interest Period, as the rate for deposits in Japanese Yen with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "Eurocurrency Rate" with respect to such Eurocurrency Borrowing for such Interest Period shall be the rate per annum (rounded upwards, if necessary, to the next Basis Point) equal to the arithmetic average of the rates at which deposits in Dollars or the applicable Alternate Currency approximately equal in principal amount to such Borrowing and for a maturity comparable to such Interest Period are offered (x) with respect to any Eurocurrency Borrowing (other than Borrowings denominated in Japanese Yen), to the principal London offices of the Reference Lenders (or, if any Reference Lender does not at the time maintain a London office, the principal London office of any Affiliate of such Reference Lender) in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period and (y) with respect to any Eurocurrency Borrowing denominated in Japanese Yen, to the principal Tokyo offices of the Reference Lenders (or, if any Reference Lender does not at the time maintain a Tokyo office, the principal Tokyo office of any Affiliate of such Reference Lender) in immediately available funds in the Tokyo interbank market at approximately 11:00 a.m., Tokyo time, two Tokyo Business Days prior to the commencement of such Interest Period; provided, however, that, if only two Reference Lenders notify the General Administrative Agent of the rates offered to such Reference Lenders (or any

Affiliates of such Reference Lenders) as aforesaid, the Eurocurrency Rate with respect to such Eurocurrency Borrowing shall be equal to the arithmetic average of the rates so offered to such Reference Lenders (or any such Affiliates).

               "Eurocurrency Reserve Requirements" shall mean, with respect to the Eurocurrency Loans of any Lender for any day, that percentage (expressed as a decimal) that is in effect on such day, as prescribed by any Governmental Authority for determining the reserve, liquid asset or similar requirement with respect to such Eurocurrency Loans for such Lender that is subject to the rules and regulations of such Governmental Authority.

               "Event of Default" shall have the meaning assigned to such term in Article XI.

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

               "Exchange Rate" shall mean, with respect to any Alternate Currency on a particular date, the rate at which such Alternate Currency may be exchanged into Dollars, as set forth on such date on the applicable Reuters currency page with respect to such Alternate Currency; provided that, the Company may make a one time election with the approval of the General Administrative Agent (such approval not to be unreasonably withheld) to use Bloomberg currency pages to determine the Exchange Rate instead of the Reuters currency pages. In the event that such rate does not appear on the applicable Reuters currency page or Bloomberg currency page, as the case may be, the Exchange Rate with respect to such Alternate Currency shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the General Administrative Agent and the Company or, in the absence of such agreement, such Exchange Rate shall instead be JPMCB's spot rate of exchange in the London interbank or other market where its foreign currency exchange operations in respect of such Alternate Currency are then being conducted, at or about 10:00 a.m., Local Time, at such date for the purchase of Dollars with such Alternate Currency, for delivery two Business Days later; provided, however, that if at the time of any such determination, for any reason, no such spot rate is being quoted, the General Administrative Agent may use any reasonable method it deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error.

               "Existing Centerpulse Credit Agreement" shall mean the $635,000,000 Senior Credit Facility Agreement dated as of October 29, 2002, among Centerpulse, Sulzer Orthopedics Inc., the lenders named therein and UBS Warburg AG.

               "Existing Credit Agreement" shall mean the $600,000,000 Three-Year Competitive Advance and Revolving Credit Facility Agreement dated as of July 31, 2001, as amended, among the Borrowers named therein, the Lenders named therein, Bristol Myers Squibb Company and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as General Administrative Agent.

               "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as released on the next succeeding Business Day by the

Federal Reserve Bank of New York, or, if such rate is not so released for any day which is a Business Day, the arithmetic average (rounded upwards, if necessary, to the next 1/100th of 1%), as determined by the General Administrative Agent, of the quotations for the day of such transactions received by the General Administrative Agent from three Federal funds brokers of recognized standing selected by it.

               "Fee Letter" shall mean the Fee Letter dated May 19, 2003, among the Company, the Initial Lenders and the Arrangers.

               "Financial Officer" of any corporation shall mean the chief financial officer, principal accounting officer, vice president of finance, controller or treasurer of such corporation.

               "Fixed Rate" shall mean, with respect to any Competitive Loan (other than a Eurocurrency Competitive Loan), the fixed rate of interest per annum specified by the Lender making such Competitive Loan in its related Competitive Bid.

               "Fixed Rate Loan" shall mean a Competitive Loan bearing interest at a Fixed Rate.

               "Foreign Subsidiary" shall mean any Subsidiary that is not organized under the laws of the United States or any state or political subdivision thereof.

               "GAAP" shall mean generally accepted accounting principles in the United States of America.

               "General Administrative Agent" shall mean JPMCB, together with its affiliates (it being understood that any notices required to be delivered under this Agreement to the General Administrative Agent need not be delivered to such affiliates), as general administrative agent for the Lenders under this Agreement and the other Loan Documents, and any successor thereto appointed pursuant to Article XII.

               "Governmental Authority" shall mean the government of any nation, including, but not limited to, the United States of America, or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

               "Guarantee" of or by any Person (the "guarantor") shall mean any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Debt or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Debt or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt or other obligation or

(d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Debt or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

               "Guarantor" shall mean the collective reference to the Company and the Subsidiary Guarantors.

               "Hazardous Substances" shall mean any toxic, radioactive, mutagenic, carcinogenic, noxious, caustic or otherwise hazardous substance, material or waste, including petroleum, its derivatives, by-products and other hydrocarbons, including, without limitation, polychlorinated biphenyls ("PCBs"), asbestos or asbestos-containing material, and any substance, waste or material regulated or that could reasonably be expected to result in liability under Environmental and Safety Laws.

               "Hedge Agreements" shall mean all interest rate swaps, caps or collar agreements or similar arrangements dealing with interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

               "Inactive Subsidiary" shall mean, at any time, any Subsidiary that (a) has consolidated assets of less than $50,000 at such time, (b) has not conducted any business or other operations during the prior 12-month period and
(c) has no outstanding Debt at such time.

               "InCentive" shall mean InCentive Capital AG, a Swiss registered investment company that holds, as of the date hereof through a wholly owned subsidiary, approximately 18.9% of the Centerpulse Shares.

               "InCentive Cash Consideration" shall have the meaning set forth in the preamble.

               "InCentive Offer" shall mean the public tender offer by the Company to acquire all issued and outstanding InCentive Shares substantially on the terms and conditions referred to in the Offer Documents, as amended, supplemented or otherwise modified in accordance with the terms of this Agreement

               "InCentive Offer Announcement Date" shall mean the date the InCentive Offer Prospectus is made available to the public.

               "InCentive Offer Conditions Precedent" shall mean the conditions precedent set forth on Schedule 1.01(b).

               "InCentive Offer Loan" shall mean any Loan the purpose of which is to finance, directly or indirectly, the InCentive Cash Consideration for the InCentive Shares pursuant to the InCentive Offer.

               "InCentive Offer Prospectus" shall mean the prospectus published by the Company in connection with the InCentive Offer pursuant to SESTA, as amended, supplemented or otherwise modified in accordance with the terms of this Agreement.

               "InCentive Pre-Announcement" shall mean the pre-announcement published on May 20, 2003, by the Company in connection with the InCentive Offer, pursuant to Article 22 et seq. of SESTA.

               "InCentive Shares" shall mean the bearer shares, nominal value CHF 20, of InCentive.

               "Initial Funding Date" shall mean the first day on which Borrowings are advanced to finance the purchase of Shares, pursuant to the Offers.

               "Initial Lenders" shall mean JPMCB, CSFB and Bank of America.

               "Insolvency" shall mean with respect to any Multiemployer Plan, the condition that such plan is insolvent within the meaning of Section 4245 of ERISA.

               "Interest Election Request" shall mean a request by a Borrower to convert or continue a Borrowing in accordance with Section 6.02.

               "Interest Payment Date" shall mean (a) with respect to any ABR Loan, the last day of each March, June, September and December, (b) with respect to any Eurocurrency Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurocurrency Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period and (c) with respect to any Fixed Rate Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Fixed Rate Borrowing with an Interest Period of more than 90 days' duration (unless otherwise specified in the applicable Competitive Bid Request), each day prior to the last day of such Interest Period that occurs at intervals of 90 days' duration after the first day of such Interest Period, and any other dates that are specified in the applicable Competitive Bid Request as Interest Payment Dates with respect to such Borrowing.

               "Interest Period" shall mean (a) as to any Eurocurrency Borrowing, the period commencing on the date of such Borrowing and ending either
(x) on the day that is two weeks thereafter or (y) on the numerically corresponding day in the calendar month that is 1, 2, 3 or 6 (or, with the consent of all Lenders making such Loan, 9 or 12) months thereafter, in each case as the applicable Borrower may elect, and (b) as to any Fixed Rate Borrowing, the period (which shall not be less than seven days or more than 360 days) commencing on the date of such Borrowing and ending on the date specified in the applicable Competitive Bid Request; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurocurrency Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period referred to in clause (a)
(y) above that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a Revolving Borrowing, thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

               "Investment Grade Standing" shall exist at any time when the actual Ratings are at or above BBB- from S&P and at or above Baa3 from Moody's. If either of S&P or Moody's shall change its system of classifications after the date of this Agreement, Investment Grade Standing shall exist at any time when the actual Rating is at or above the new Rating which most closely corresponds to the above-specified level under the previous rating system.

               "Issuing Lender" shall mean JPMCB in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Article IV. The Issuing Lender may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Lender, in which case the term "Issuing Lender" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

               "Japanese Administrative Agent" shall mean JPMorgan Chase Bank, Tokyo Branch, together with its affiliates (it being understood that any notices required to be delivered to the Japanese Administrative Agent under this Agreement need not be delivered to such affiliates), as administrative agent for the Japanese Lenders under this Agreement and the other Loan Documents, and any successor thereto appointed pursuant to Article XII.

               "Japanese Borrower" shall have the meaning set forth in the preamble.

               "Japanese Commitment" shall mean, as to any Japanese Lender at any time, its obligation to make Japanese Revolving Loans to the Japanese Borrower and the Company in an aggregate Dollar Equivalent amount not to exceed at any one time outstanding the amount set forth opposite such Japanese Lender's name in Part B of Schedule 2.01 under the heading "Japanese Commitment". The initial aggregate amount of the Japanese Commitments is $100,000,000.

                "Japanese Lender" shall mean any Lender that has a Japanese Commitment or an outstanding Japanese Revolving Loan.

               "Japanese Revolving Credit Exposure" shall mean, as at any date of determination with respect to any Japanese Lender, an amount equal to the Dollar Equivalent of the Japanese Revolving Loans of such Lender on such date.

               "Japanese Revolving Loan" shall have the meaning given to such term in Section 2.01(c).

               "Japanese Yen" and "Y" shall mean lawful money of Japan.

               "JPMCB" shall mean JPMorgan Chase Bank, a New York banking corporation.

               "LC Disbursement" shall mean a payment made by the Issuing Lender pursuant to a Letter of Credit.

               "LC Exposure" shall mean, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus
(b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any U.S. Revolving Lender at any time shall be its U.S. Revolving Commitment Percentage of the total LC Exposure at such time.

               "Lenders" shall mean (a) the financial institutions listed on Part A, Part B and Part C of Schedule 2.01 (other than any such financial institution that has ceased to be a party hereto, pursuant to an Assignment and Acceptance) and (b) any financial institution that has become a party hereto pursuant to an Assignment and Acceptance; provided, that unless the context requires otherwise, each reference herein to the Lenders shall be deemed to include any Conduit Lender.

               "Letter of Credit" shall mean any Letter of Credit issued pursuant to Article IV.

               "Lien" shall mean any mortgage, lien, pledge, encumbrance, charge or security interest.

               "Loan Documents" shall mean this Agreement, each Borrowing Subsidiary Agreement, each Borrowing Subsidiary Termination and each promissory note held by a Lender pursuant to Section 6.04(g).

               "Loans" shall mean the loans made by the Lenders to the Borrowers pursuant to this Agreement.

               "Local Time" shall mean (a) with respect to a Loan or Borrowing denominated in Dollars, New York City time, (b) with respect to a Loan or Borrowing denominated in a Committed Currency, London time and (c) with respect to a Loan or Borrowing denominated in Japanese Yen, Tokyo time.

               "Major Breach" shall mean a material breach of a covenant set forth in Section 10.01, 10.02 or 10.05.

               "Major Default" shall mean an event of the type described in (i) paragraph (b), (c), (g), (h) or (l) of Article XI or (ii) paragraph (d) of
Article XI, to the extent the event referred to therein constitutes a "Major Breach."

               "Major Representations" shall mean the representations and warranties set forth in Section 7.01, 7.02, 7.03 and 7.04 hereto.

               "Margin Regulations" shall mean Regulations T, U and X of the Board as from time to time in effect, and all official rulings and interpretations thereunder or thereof.

               "Material Adverse Effect" shall mean a material adverse effect on the business, operations, properties or financial condition of the Company and its consolidated Subsidiaries, taken as a whole.

               "Moody's" shall mean Moody's Investors Service, Inc. or any successor thereto.

               "Multicurrency Commitment" shall mean, as to any Multicurrency Lender at any time, its obligation to make Multicurrency Revolving Loans to the European Borrower and the Company in an aggregate Dollar Equivalent amount not to exceed at any time outstanding the amount set forth opposite such Multicurrency Lender's name in Part C of Schedule 2.01 under the heading "Multicurrency Commitment". The initial aggregate amount of the Multicurrency Commitments is $250,000,000.

               "Multicurrency Lender" shall mean any Lender that has a Multicurrency Commitment or an outstanding Multicurrency Revolving Loan.

               "Multicurrency Revolving Credit Exposure" shall mean, as at any date of determination with respect to any Multicurrency Lender, an amount equal to the Dollar Equivalent of the Multicurrency Revolving Loans of such Lender on such date.

               "Multicurrency Revolving Loans" shall have the meaning given such term in Section 2.01(d).

               "Net Cash Proceeds" shall mean (a) in the case of a Permitted Receivables Securitization, the gross cash proceeds obtained from third-party financing sources net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith and (b) in the case of a Permitted Securities Issuance, the gross cash proceeds received from such issuance or incurrence, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

               "Notice of Competitive Bid Request" shall mean a notification made pursuant to Article III in the form of Exhibit A-2.

               "Offers" shall mean the Centerpulse Offer and the InCentive
Offer.

               "Offer Documents" shall mean the Pre-Announcements, the Centerpulse Offer Prospectuses and the InCentive Offer Prospectus.

               "Offer Loan" shall mean a Centerpulse Offer Loan or an InCentive Offer Loan.

               "Offer Termination Date" shall mean the earliest of (a) the latest date upon which the Centerpulse Offer or the InCentive Offer lapses, unsuccessfully terminates or is withdrawn, (b) the date falling 120 Swiss Stock Exchange Trading Days after the later of (i) the Centerpulse Offer Announcement Date and (ii) the InCentive Offer Announcement Date, (c) the date falling 40 Swiss Stock Exchange Trading Days after the close of the later of (i) the Additional Acceptance Period for the Centerpulse Offer and (ii) the Additional Acceptance Period for the InCentive Offer, (d) August 1, 2003, unless on or before such date, the Centerpulse Offer Announcement Date, or InCentive Offer Announcement Date shall have occurred, and (e) the date falling 180 days after the Effective Date.

               "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

               "Permitted Debt" shall mean (i) Debt of any Subsidiary to any Credit Party, (ii) Guarantees by any Subsidiary of Debt of any Credit Party (other than the Company) and Guarantees by the Company of any Debt of any Subsidiary, (iii) any Debt incurred pursuant to Sale and Leaseback Transactions permitted under Section 10.03, (iv) Debt of any Subsidiary as an account party in respect of trade letters of credit, to the extent that such letters of credit are not drawn upon, (v) Debt assumed in connection with any Investment permitted under Section 10.08, (vi) Debt secured by any Lien permitted pursuant to Section
10.02 (b) or (q), (vii) Debt consisting of guarantees of loans made to officers, directors or employees of any Subsidiary, (viii) unsecured trade accounts payable and other unsecured current Debt incurred in the ordinary course of business and not more than 120 days past due (but excluding any Debt for borrowed money), (ix) any Permitted Receivables Securitization, (x) any Permitted Securities Issuance, (xi) Debt with respect to surety, appeal and performance bonds obtained by any Subsidiary in the ordinary course of business,
(xii) Debt incurred under the 364-Day Credit Agreement; and (xiii) any replacement, renewal, refinancing or extension of any Debt referenced above that does not exceed the aggregate principal amount (plus associated fees and expenses) of the Debt being replaced, renewed, refinanced or extended (except that accrued and unpaid interest not delinquent in accordance with its terms may be part of any refinancing pursuant to this clause) and that otherwise complies with this Agreement.

               "Permitted Receivables Securitization" shall mean the incurrence of Debt in respect of any receivables securitization of the Company or any Subsidiary, provided that the aggregate principal amount of all Permitted Receivables Securitizations outstanding at any time shall not exceed $200,000,000.

               "Permitted Securities Issuance" shall mean the issuance or incurrence by the Company of any Debt for borrowed money (which may be guaranteed by one or more Subsidiary Guarantors) in respect of debt securities issued in a public offering or a private placement, provided that the aggregate principal amount of all Permitted Securities Issuances outstanding at any time shall not exceed $500,000,000, and provided further, that any debt securities (and related guarantees, if any) issued or incurred pursuant to any Permitted Securities Issuance shall be subordinated to, or pari passu with, the Loans or Guarantees thereof.

               "Person" shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

               "Plan" shall mean any employee pension benefit plan (other than a Multiemployer Plan) as defined in Section 4001(a)(3) of ERISA, subject to the provisions of Title IV of ERISA or Section 412 of the Code that is maintained by the Company or any ERISA Affiliate for current or former employees, or any beneficiary thereof, of the Company or any ERISA Affiliate.

               "Pre-Announcements" shall mean the Centerpulse Pre-Announcement and the InCentive Pre-Announcement.

               "Pricing Grid" shall mean the Facility Fee and Applicable Margin Pricing Grid set forth below.

  S&P/Moody's Rating                                  Applicable
  Equivalent of the                                   Margin for          Applicable
   Company's senior                                  Eurocurrency       Margin for ABR
 unsecured non-credit          Facility Fee          Revolving Loans    Revolving Loans
enhanced long-term debt      (in Basis Points)     (in Basis Points)   (in Basis Points)
-----------------------      -----------------     -----------------   -----------------
Higher than BBB+/Baa1               10.0                  27.5                 0

     BBB+/Baa1 or                   12.5                  37.5                 0
     BBB/Baa1 or
      BBB+/Baa2

     BBB/Baa2 or
     BBB-/Baa2 or
       BBB/Baa3                     15.0                  47.5                 0

      BBB-/Baa3                     17.5                  82.5                 0

     BBB-/Ba1 or
       BB+/Baa3                     25.0                  125.0                25.0

      BB+/Ba1 or
       lower or
       unrated                      25.0                  150.0                50.0

     S&P/Moody's
  Rating Equivalent
   of the Company's                 Applicable Margin                          Applicable
   senior unsecured                 for Eurocurrency                         Margin for ABR
      non-credit                       Term Loans                              Term Loans
enhanced long-term debt             (in Basis Points)                       (in Basis Points)
-----------------------             -----------------                       -----------------
 Higher than BBB/Baa2               87.5                                    0

     BBB/Baa2 or
     BBB-/Baa2 or
       BBB/Baa3                     112.5                                   12.5

      BBB-/Baa3                     150.0                                   50.0

     BBB-/Ba1 or
      BB+/Baa3                      175.0                                   75.0

     BB+/Ba1 or
      lower or
       unrated                      225.0                                   125.0

               The higher Rating will determine the Facility Fee and Applicable Margin unless the S&P and Moody's Ratings are more than one level apart, in which case the Rating one level above the lower Rating will be determinative. In the event that the Company's senior unsecured long-term debt is rated by only one of S&P and Moody's, then that single Rating shall be determinative. The Company hereby agrees that at all times it shall maintain a Rating from either S&P or Moody's. Each change in a Rating by a Rating Agency shall be effective on the date such change is announced by such Rating Agency.

               The Applicable Margin for the Loans and Letters of Credit shall be increased by 25.0 Basis Points for each day that (i) the sum of (a) the Revolving Credit Exposures, (b) the Competitive Loan Exposures and (c) the aggregate principal amount of the loans outstanding under the 364-Day Credit Agreement exceed 50% of the sum of (x) the total Revolving Commitments and (y) the total revolving commitments (or, if the Term Loan Conversion Option has been exercised, the aggregate outstanding principal amount of the loans outstanding) under the 364-Day Credit Agreement and (ii) the Company has an Investment Grade Standing.

               "Rating Agencies" shall mean Moody's and S&P.

               "Ratings" shall mean the ratings from time to time established by the Rating Agencies for senior, unsecured, non-credit-enhanced long-term debt of the Company.

               "Reference Lenders" shall mean CSFB, JPMCB and Bank of America.

               "Register" shall have the meaning set forth in Section 13.04(d).

               "Reorganization" shall mean with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of
Section 4241 of ERISA.

               "Required Lenders" shall mean, at any time, Lenders having Revolving Credit Exposures, outstanding Term Loans and unused Commitments representing at least 51% of the sum of the Revolving Credit Exposures, outstanding Term Loans and unused Commitments at such time; provided that, for purposes of declaring the Loans to be due and payable pursuant to Article XI, and for all purposes after the loans become due and payable pursuant to Article XI or the Commitments shall have expired or terminated, the Competitive Loan Exposures of the Lenders shall be included in their respective Revolving Credit Exposures in determining the Required Lenders.

               "Revolving Availability Period" shall mean the period from and including the Effective Date to (but excluding) the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments in accordance with the terms hereof.

               "Revolving Commitments" shall mean the collective reference to the U.S. Revolving Commitments, the Multicurrency Commitments and the Japanese Commitments. The initial aggregate amount of the Revolving Commitments is $800,000,000.

               "Revolving Credit Exposure" shall mean, as at any date of determination with respect to any Lender, an amount in Dollars equal to the sum of (a) the U.S. Revolving Credit Exposure of such Lender, (b) the Multicurrency Revolving Credit Exposure of such Lender and (c) the Japanese Revolving Credit Exposure of such Lender.

               "Revolving Lender" shall mean a Lender with a Revolving Commitment or outstanding Revolving Credit Exposure.

               "Revolving Loans" shall mean the collective reference to the U.S. Revolving Loans, the Multicurrency Revolving Loans and the Japanese Revolving Loans, each, individually, a "Revolving Loan".

               "Revolving Maturity Date" shall mean June 12, 2006.

               "Sale and Leaseback Transaction" shall mean any arrangement with any Person pursuant to which the Company or any Subsidiary leases any property that has been or is to be sold or transferred by the Company or the Subsidiary to such Person, other than (i) temporary leases for a term, including renewals at the option of the lessee, of not more than three years, (ii) leases between the Company and a Subsidiary or between Subsidiaries, (iii) leases of property executed by the time of, or within 12 months after the latest of, the acquisition, the completion of construction or improvement, or the commencement of commercial operation, of such property and (iv) arrangements pursuant to any provision of law with an effect similar to that under former Section 168(f)(8) of the Internal Revenue Code of 1954.

               "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or any successor rating agency.

               "SEC" shall mean the Securities and Exchange Commission.

               "SESTA" shall mean the Swiss Federal Act on Stock Exchanges and Securities Trading.

               "Shares" shall mean the Centerpulse Shares and the InCentive Shares.

               "Sterling" or "L" means the lawful money of the United Kingdom.

               "subsidiary" shall mean, with respect to any Person (the "parent") at any date, (a) for purposes of Sections 10.03 and 10.06 only, any Person the majority of the outstanding Voting Stock (or equivalent voting securities of any Person which is not a corporation) of which is owned, directly or indirectly, by the parent or one or more subsidiaries of the parent of such Person and (b) for all other purposes under this Agreement, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held.

               "Subsidiary" shall mean a subsidiary of the Company.

               "Subsidiary Guarantor" shall mean each Domestic Wholly Owned Subsidiary that has executed a counterpart of this Agreement and has become a guarantor of the Borrower Obligations.

               "Swingline Lender" shall mean JPMCB in its capacity as lender of Swingline Loans hereunder.

               "Swingline Loan" shall mean a Loan made pursuant to Article V.

               "Swiss Francs" or "CHF" shall mean the lawful money of Switzerland.

               "Swiss Stock Exchange Trading Day" shall mean any "Exchange Day" pursuant to Section 4.3 paragraph 1-3 of the "SWX Swiss Exchange General Conditions" on which the SWX Swiss Exchange is open for transactions as contemplated in SESTA.

               "Taxes" shall mean any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority and all liabilities with respect thereto.

               "Term Loan Commitment" shall mean, as to any U.S. Lender, its obligation to make a Term Loan to the U.S. Borrowers on the Initial Funding Date, expressed as an amount representing the maximum principal amount of the Term Loans to be made by such Lender hereunder, as such Commitment may be (a) reduced from time to time pursuant to Section 6.03 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to
Section 13.04. The initial amount of such Lender's Term Loan Commitment is set forth opposite such U.S. Lender's name in Part A of Schedule 2.01 under the heading "Term Loan Commitment". The initial aggregate amount of the Term Loan Commitments is $550,000,000.

               "Term Loan Maturity Date" shall mean June 12, 2008.

               "Term Loans" shall have the meaning assigned to such term in
Section 2.01(a).

               "Term Loan Conversion Option" shall mean the right of the Borrower to convert the outstanding loans under the 364-Day Credit Agreement to a term loan in accordance with the terms of such Agreement.

               "Transactions" shall mean the making of the Offers, the consummation of the Acquisition and the transactions contemplated in connection therewith, including the execution and delivery by the Credit Parties of this Agreement (or, in the case of the Borrowing Subsidiaries, the Borrowing Subsidiary Agreements) and the 364-Day Credit Agreement, the performance by the Credit Parties of their obligations hereunder and thereunder, the borrowings made or to be made hereunder and thereunder and the use of the proceeds thereof.

               "Type" when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, "Rate" shall include the Eurocurrency Rate, the Alternate Base Rate and the Fixed Rate.

               "U.S. Borrower" shall have the meaning set forth in the preamble.

               "U.S. Commitments" shall mean the U.S. Revolving Commitments and the Term Loan Commitments.

               "U.S. Lender" shall mean a Lender having a Term Loan Commitment or any outstanding Term Loan, or a U.S. Revolving Commitment or outstanding U.S. Revolving Credit Exposure.

               "U.S. Loans" shall mean U.S. Revolving Loans and Term Loans.

               "U.S. Revolving Commitment" shall mean, as to any U.S. Revolving Lender at any time, its obligation to make U.S. Revolving Loans to, and/or participate in Swingline Loans made to and Letters of Credit issued for the account of, any U.S. Borrower and the Borrowing Subsidiaries in an aggregate amount not to exceed at any time outstanding the Dollar amount set forth opposite such U.S. Lender's name in Part A of Schedule 2.01 under the heading "U.S. Revolving Commitment", as such amount may be reduced from time to time pursuant to Section 6.03 and the other applicable provisions hereof. The initial aggregate amount of the U.S. Revolving Commitments is $450,000,000.

               "U.S. Revolving Commitment Percentage" shall mean, as to any U.S. Revolving Lender at any time, the percentage which such U.S. Revolving Lender's U.S. Revolving Commitment then constitutes of the aggregate U.S. Revolving Commitments of all U.S. Revolving Lenders.

               "U.S. Revolving Credit Exposure" shall mean, as at any date of determination with respect to any U.S. Revolving Lender, an amount in Dollars equal to the sum of (a) the aggregate unpaid principal amount of such U.S. Revolving Lender's U.S. Revolving Loans on such date, (b) such U.S. Revolving Lender's U.S. Revolving Commitment Percentage of the aggregate unpaid principal amount of all Swingline Loans and (c) such U.S. Revolving Lender's LC Exposure.

               "U.S. Revolving Lender" shall mean a U.S. Lender with a U.S. Revolving Commitment or, if the U.S. Revolving Commitments have terminated or expired, a U.S. Lender with U.S. Revolving Credit Exposure.

               "U.S. Revolving Loan" shall have the meaning set forth in Section 2.01(b).

               "Value" shall mean, with respect to a Sale and Leaseback Transaction, an amount equal to the present value of the lease payments with respect to the term of the lease (reduced by the amount of rental obligations of any sublessee of all or part of the same property) remaining on the date as of which the amount is being determined, without regard to any renewal or extension options contained in the lease, discounted at an interest rate determined by the

Company at the time of the consummation of such Sale and Leaseback Transaction as long as such interest rate is customary for leases of such type.

               "Voting Stock" shall mean, as applied to the stock of any corporation, stock of any class or classes (however designated) having by the terms thereof ordinary voting power to elect a majority of the members of the board of directors (or other governing body) of such corporation other than stock having such power only by reason of the happening of a contingency.

               "Wholly Owned Subsidiary" of any Person, a subsidiary of such Person of which securities (except for directors' qualifying shares) or other ownership interests representing 100% of the equity are, at the time any determination is being made, owned by such Person or one or more wholly owned subsidiaries of such Person or by such Person and one or more wholly owned subsidiaries of such Person.

               SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurocurrency Loan") or by Class and Type (e.g., a "Eurocurrency Revolving Loan") or by Class, Type and Commitment (e.g., a "U.S. Eurocurrency Revolving Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a "Eurocurrency Borrowing") or by Class and Type (e.g., a "Eurocurrency Revolving Borrowing") or by Class, Type and Commitment (e.g., a "U.S. Eurocurrency Revolving Borrowing").

               SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

               SECTION 1.04. Accounting Terms, GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, however, that if the Company notifies the General Administrative Agent that the Company wishes to amend any covenant in Article X or any related definition or other financial term used herein to eliminate the effect of any change in GAAP occurring after the date of this Agreement on the operation of such covenant (or if the General Administrative Agent notifies the Company that the Required Lenders wish to amend Article X or any related definition or other financial term used herein for such purpose), then the Company's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and the Required Lenders.

                                   ARTICLE II

                       Amount and Terms of the Commitments

               SECTION 2.01. Commitments. (a) Subject to the terms and conditions set forth herein, each U.S. Lender agrees to make a term loan (each, a "Term Loan") to the U.S. Borrowers on the Initial Funding Date in a principal amount in Dollars not exceeding its Term Loan Commitment.

               (b) Subject to the terms and conditions set forth herein, each U.S. Revolving Lender agrees to make revolving loans ("U.S. Revolving Loans") to the U.S. Borrowers and any Borrowing Subsidiary which is organized and existing under the laws of the United States of America or any State thereof from time to time during the Revolving Availability Period in Dollars in an aggregate principal amount that will not result in (i) such Lender's U.S. Revolving Credit Exposure exceeding such Lender's U.S. Revolving Commitment, (ii) the sum of the total U.S. Revolving Credit Exposures exceeding the total U.S. Revolving Commitments or (iii) the sum of the total Revolving Credit Exposures plus the total Competitive Loan Exposures exceeding the total Revolving Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the U.S. Borrowers and each applicable Borrowing Subsidiary may borrow, prepay and reborrow U.S. Revolving Loans.

               (c) Subject to the terms and conditions set forth herein, each Japanese Lender agrees to make revolving loans ("Japanese Revolving Loans") from time to time during the Revolving Availability Period to the Japanese Borrower in Japanese Yen or to the U.S. Borrowers in Dollars in an aggregate principal amount that will not result in (i) such Lender's Japanese Revolving Credit Exposure exceeding such Lender's Japanese Commitment, (ii) the sum of the total Japanese Revolving Credit Exposures exceeding the total Japanese Commitments or
(iii) the sum of the total Revolving Credit Exposure plus the total Competitive Loan Exposures exceeding the total Revolving Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Japanese Borrower and the U.S. Borrowers may borrow, prepay and reborrow the Japanese Revolving Loans.

               (d) Subject to the terms and conditions set forth herein, each Multicurrency Lender agrees to make revolving loans ("Multicurrency Revolving Loans") from time to time during the Revolving Availability Period to the European Borrower in a Committed Currency or to the U.S. Borrowers in Dollars in an aggregate principal amount that will not result in (i) such Lender's Multicurrency Revolving Credit Exposure exceeding such Lender's Multicurrency

Commitment, (ii) the sum of the total Multicurrency Revolving Credit Exposures exceeding the total Multicurrency Commitments or (iii) the sum of the total Revolving Credit Exposure plus the total Competitive Loan Exposures exceeding the total Revolving Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the European Borrower and the U.S. Borrowers may borrow, prepay and reborrow the Multicurrency Revolving Loans.

               SECTION 2.02. Loans and Borrowings. (a) Each U.S. Loan shall be made as part of a Borrowing consisting of U.S. Loans of the same Class and Type made by the U.S. Lenders ratably in accordance with their respective U.S. Commitments of the applicable Class. Each Competitive Loan shall be made in accordance with the procedures set forth in Section 3.01.

               (b) Each Japanese Revolving Loan shall be made as part of a Borrowing consisting of Japanese Revolving Loans made by the Japanese Lenders to the Japanese Borrower or the U.S. Borrowers, as the case may be, ratably in accordance with their respective Japanese Commitments.

               (c) Each Multicurrency Revolving Loan shall be made as part of a Borrowing consisting of Multicurrency Revolving Loans made by the Multicurrency Lenders to the Multicurrency Borrower or the U.S. Borrowers, as the case may be, ratably in accordance with their respective Multicurrency Commitments.

               (d) The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments and Competitive Bids of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make such Loans as required.

               (e) Subject to Section 6.09, (i) each Term Borrowing and each Revolving Borrowing denominated in Dollars shall be comprised entirely of ABR Loans or Eurocurrency Loans as the Company (on its own behalf or on behalf of any other applicable Borrower) may request in accordance herewith, (ii) each Competitive Borrowing shall be comprised entirely of Eurocurrency Loans or Fixed Rate Loans as the Company (on its own behalf or on behalf of any other Borrower) may request in accordance herewith and (iii) each Revolving Borrowing denominated in an Alternate Currency shall be comprised entirely of Eurocurrency Loans. Each Lender at its option may make any Eurocurrency Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of any Borrower to repay such Loan in accordance with the terms of this Agreement.

               (f) At the commencement of each Interest Period for any Eurocurrency Borrowing, such Borrowing shall be in an aggregate amount that is
(i) in the case of a Eurocurrency Borrowing denominated in Dollars, an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) in the case of a Eurocurrency Borrowing denominated in an Alternate Currency a minimum principal amount the Dollar Equivalent of which is $2,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $1,000,000; provided that an ABR

Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments of a particular Class. Each Competitive Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. Borrowings of more than one Commitment, Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of (i) 30 Eurocurrency Revolving Borrowings outstanding or (ii) 7 Eurocurrency Term Borrowings outstanding.

               (g) Notwithstanding any other provision of this Agreement, the Company (on its own behalf or on behalf of any other Borrower) shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Maturity Date or the Term Loan Maturity Date, as the case may be.

               SECTION 2.03. Requests for Borrowings. To request a Revolving Borrowing or a Term Borrowing, the applicable Borrower or the Company (on its own behalf or on behalf of any other Borrower) shall notify the Applicable Administrative Agent and the General Administrative Agent of such request by telephone (a) in the case of a Eurocurrency Borrowing, not later than 1:30 p.m., Local Time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 12:00 noon, New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the applicable Administrative Agent and the General Administrative Agent of a written Borrowing Request in the form of Exhibit A-5. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

               (i) whether the requested Borrowing is to be comprised of Revolving Loans or Term Loans, and if the requested Borrowing is an Offer Loan, a statement to that effect;

               (ii) the aggregate amount of the requested Borrowing and the Currency of such Borrowing;

               (iii) if such Borrowing is to be an Alternate Currency Borrowing, whether such Borrowing is to be a Japanese Revolving Borrowing or a Multicurrency Revolving Borrowing (and stating the Currency in which such Borrowing is to be made);

               (iv) the date of such Borrowing, which shall be a Business Day;

               (v) whether such Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing (which, in the case of an Alternate Currency Borrowing shall be a Eurocurrency Borrowing);

               (vi) in the case of a Eurocurrency Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period";

               (vii) the location and number of the account of the applicable Borrower or any Borrowing Subsidiary to which funds are to be disbursed, which shall comply with the requirements of Section 6.01; and

               (viii) the applicable Borrower.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be, in the case of a Borrowing in Dollars, an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurocurrency Borrowing, then the applicable Borrower or the Company, as the case may be, shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Applicable Administrative Agent shall advise each applicable Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

               SECTION 2.04. Borrowing Subsidiaries. The Company may designate any Domestic Wholly Owned Subsidiary of the Company as a Borrowing Subsidiary under the U.S. Commitments and may designate a Wholly Owned Subsidiary organized under the laws of Switzerland as a Borrowing Subsidiary under the Multicurrency Commitments. Upon the receipt by the General Administrative Agent of a Borrowing Subsidiary Agreement executed by such a Domestic Wholly Owned Subsidiary and the Company, such Domestic Wholly Owned Subsidiary shall be a Borrowing Subsidiary and a party to this Agreement. A Subsidiary shall cease to be a Borrowing Subsidiary hereunder at such time as no Loans, fees or any other amounts due in connection therewith pursuant to the terms hereof shall be outstanding to such Subsidiary and such Subsidiary and the Company shall have executed and delivered to the General Administrative Agent a Borrowing Subsidiary Termination; provided that, notwithstanding anything herein to the contrary, no Borrowing Subsidiary shall cease to be a Borrowing Subsidiary solely because it no longer is a Wholly Owned Subsidiary of the Company so long as such Borrowing Subsidiary and the Company shall not have executed and delivered to the General Administrative Agent a Borrowing Subsidiary Termination and the Guarantors' guarantee of the Borrower Obligations of such Borrowing Subsidiary pursuant to Section 13.16 has not been released.

                                   ARTICLE III

                              Competitive Bid Loans

               SECTION 3.01. Competitive Bid Procedure. (a) Subject to the terms and conditions set forth herein, from time to time during the Revolving Availability Period the Company (on its own behalf or on behalf of any other Borrower) may request Competitive Bids and the Company (on its own behalf or on behalf of any other Borrower) may (but shall not have any obligation to) accept Competitive Bids and borrow Competitive Loans; provided that no Competitive Loan may be requested that would result in the sum of the total Revolving Credit Exposures plus the total Competitive Loan Exposures exceeding the total Revolving Commitments. To request Competitive Bids, the Company (on its own behalf or on behalf of any other Borrower) shall hand deliver or telecopy to the Advance Agent a duly completed Competitive Bid Request in the form of Exhibit A-1 hereto, to be received by the Advance

Agent, in the case of a Eurocurrency Borrowing, not later than 10:00 a.m., New York City time, four Business Days before the date of the proposed Borrowing and, in the case of a Fixed Rate Borrowing, not later than 10:00 a.m., New York City time, two Business Days before the date of the proposed Borrowing. A Competitive Bid Request that does not conform substantially to Exhibit A-1 may be rejected in the Advance Agent's sole discretion, and the Advance Agent shall promptly notify the Company of such rejection by telecopy. Each Competitive Bid Request shall specify the following information in compliance with Section 2.02:

               (i) the aggregate amount of the requested Borrowing;

               (ii) the date of such Borrowing, which shall be a Business Day;

               (iii) whether such Borrowing is to be a Eurocurrency Borrowing or a Fixed Rate Borrowing;

               (iv) the Interest Period to be applicable to such Borrowing, which shall be a period contemplated by the definition of the term "Interest Period";

               (v) the location and number of the account of the Borrower to which funds are to be disbursed, which shall comply with the requirements of Section 6.01; and

               (vi) the applicable Borrower.

Promptly following receipt of a Competitive Bid Request in accordance with this Section, the Advance Agent shall notify the Revolving Lenders of the details thereof by telecopy, inviting the Revolving Lenders to submit Competitive Bids.

               (b) Each Revolving Lender may (but shall not have any obligation to) make one or more Competitive Bids to such Borrower in response to a Competitive Bid Request. Each Competitive Bid by a Revolving Lender must be received by the Advance Agent by telecopy, in the form of Exhibit A-3 hereto, in the case of a Eurocurrency Competitive Borrowing, not later than 9:30 a.m., New York City time, three Business Days before the proposed date of such Competitive Borrowing, and in the case of a Fixed Rate Borrowing, not later than 11:30 a.m., New York City time, one Business Day before the proposed date of such Competitive Borrowing. Competitive Bids that do not conform substantially to the format of Exhibit A-3 may be rejected by the Advance Agent, and the Advance Agent shall notify the applicable Revolving Lender as promptly as practicable. Each Competitive Bid shall specify (i) the principal amount of the Competitive Loan or Loans that the Revolving Lender is willing to make (which shall be a minimum of $5,000,000 and an integral multiple of $1,000,000, and which may equal the entire principal amount of the Competitive Borrowing Request by such Borrower), (ii) the Competitive Bid Rate or Rates at which the Revolving Lender is prepared to make such Loan or Loans (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) and (iii) the Interest Period applicable to each such Loan and the last day thereof.

               (c) The Advance Agent shall promptly notify such Borrower by telecopy of the Competitive Bid Rate and the principal amount specified in each Competitive Bid and the identity of the Lender that shall have made such Competitive Bid.

               (d) Subject only to the provisions of this paragraph, such Borrower may accept or reject any Competitive Bid. Such Borrower shall notify the Advance Agent by telephone, confirmed by telecopy in the form of a Competitive Bid Accept/Reject Letter, whether and to what extent it has decided to accept or reject each Competitive Bid, in the case of a Eurocurrency Competitive Borrowing, not later than 2:00 p.m., New York City time, three Business Days before the date of the proposed Competitive Borrowing, and in the case of a Fixed Rate Borrowing, not later than 2:00 p.m., New York City time, on the proposed date of the Competitive Borrowing; provided that (i) the failure of such Borrower to give such notice shall be deemed to be a rejection of each Competitive Bid, (ii) such Borrower shall not accept a Competitive Bid made at a particular Competitive Bid Rate if the Company rejects a Competitive Bid made at a lower Competitive Bid Rate, (iii) the aggregate amount of the Competitive Bids accepted by such Borrower shall not exceed the aggregate amount of the requested Competitive Borrowing specified in the related Competitive Bid Request, (iv) to the extent necessary to comply with clause (iii) above, such Borrower may accept Competitive Bids at the same Competitive Bid Rate in part, which acceptance, in the case of multiple Competitive Bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such Competitive Bid and (v) except pursuant to clause (iv) above, no Competitive Bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a minimum principal amount of $5,000,000 and an integral multiple of $1,000,000; provided further that if a Competitive Loan must be in an amount less than $5,000,000 because of the provisions of clause (iv) above, such Competitive Loan may be for a minimum of $5,000,000 or any integral multiple of $1,000,000 thereof, and in calculating the pro rata allocation of acceptances of portions of multiple Competitive Bids at a particular Competitive Bid Rate pursuant to clause (iv) the amounts shall be rounded to integral multiples of $1,000,000 in a manner which shall be in the discretion of such Borrower. A notice given by such Borrower pursuant to this paragraph (d) shall be irrevocable.

               (e) The Advance Agent shall promptly notify each bidding Lender by telecopy whether or not its Competitive Bid has been accepted (and, if so, the amount and Competitive Bid Rate so accepted), and each successful bidder will thereupon become bound, subject to the terms and conditions hereof, to make the Competitive Loan in respect of which its Competitive Bid has been accepted.

               (f) If the Advance Agent shall elect to submit a Competitive Bid in its capacity as a Revolving Lender, it shall submit such Competitive Bid directly to the Company (on its own behalf or on behalf of any other Borrower) at least one quarter of an hour earlier than the time by which the other Revolving Lenders are required to submit their Competitive Bids to the Advance Agent pursuant to paragraph (b) of this Section 3.01.

               (g) All notices required by this Section 3.01 shall be given in accordance with Section 13.01.

                                   ARTICLE IV

                                Letters of Credit

               SECTION 4.01. Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, each U.S. Borrower and the Company (on behalf of any Borrowing Subsidiary) may request the issuance under the U.S. Revolving Commitments of Letters of Credit for its own account (including for the account of any Borrowing Subsidiary), in a form reasonably acceptable to the General Administrative Agent and the Issuing Lender, at any time and from time to time during the Revolving Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by a U.S. Borrower or the Company (on behalf of any Borrowing Subsidiary) to, or entered into by a U.S. Borrower or the Company (on behalf of any Borrowing Subsidiary) with, the Issuing Lender relating to any Letter of Credit, the terms and conditions of this Agreement shall control. At the request of a U.S. Borrower or the Company (on behalf of any Borrowing Subsidiary), any Letter of Credit may be issued for the joint and several account of such Borrower and another Borrower.

               (b) Notice of Issuance; Amendment; Renewal; Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), a U.S. Borrower or the Company (on behalf of any Borrowing Subsidiary) shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Lender) to the Issuing Lender and the General Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, the date of issuance, amendment, renewal or extension, the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section 4.01), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Lender, such U.S. Borrower or the Company (on behalf of any Borrowing Subsidiary) also shall submit a letter of credit application on the Issuing Lender's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit, the Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $50,000,000, (ii) the sum of the total U.S. Revolving Credit Exposures shall not exceed the total U.S. Revolving Commitments and (iii) the sum of the total Revolving Credit Exposures plus the total Competitive Loan Exposures shall not exceed the total Revolving Commitments.

               (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Revolving Maturity Date.

               (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Lender or the U.S. Revolving Lenders, the Issuing Lender hereby grants to each U.S. Revolving Lender, and each U.S. Revolving Lender hereby acquires from the Issuing Lender, a participation in such Letter of Credit equal to such U.S. Revolving Lender's U.S. Revolving Commitment Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each U.S. Revolving Lender hereby absolutely and unconditionally agrees to pay to the General Administrative Agent, for the account of the Issuing Lender, such U.S. Revolving Lender's U.S. Revolving Commitment Percentage of each LC Disbursement made by the Issuing Lender and not reimbursed on or before the date due as provided in paragraph (e) of this Section 4.01, or of any reimbursement payment required to be refunded to the Borrowers for any reason. Each U.S. Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the U.S. Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

               (e) Reimbursement. If the Issuing Lender shall make any LC Disbursement in respect of a Letter of Credit, the applicable Borrower shall reimburse such LC Disbursement by paying to the General Administrative Agent an amount equal to such LC Disbursement not later than 2:00 p.m., New York City time, on the date that such LC Disbursement is made, if such Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by such Borrower prior to such time on such date, then not later than 2:00 p.m., New York City time, on
(i) the Business Day that such Borrower receives such notice, if such notice is received prior to 10:00 a.m., New York City time, on the day of receipt or (ii) the Business Day immediately following the day that such Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that such U.S. Borrower or the Company (on behalf of the applicable Borrowing Subsidiary) may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with a U.S. Revolving Loan or Swingline Loan in an equivalent amount and, to the extent so financed, such Borrower's obligation to make such payment shall be discharged and replaced by the resulting U.S. Revolving Loan or Swingline Loan. If such Borrower fails to make such payment when due, the General Administrative Agent shall notify each U.S. Revolving Lender of the applicable LC Disbursement, the payment then due from such Borrower in respect thereof and such U.S. Revolving Lender's U.S. Revolving Commitment Percentage thereof. Promptly following receipt of such notice, each U.S. Revolving Lender shall pay to the General Administrative Agent its U.S. Revolving Commitment Percentage or of the payment then due from such Borrower, in the same manner as provided in Section
6.01 with respect to U.S. Revolving Loans made by such U.S. Revolving Lender (and Section 6.01 shall apply, mutatis mutandis, to the payment obligations of the U.S. Revolving Lenders), and the General Administrative Agent shall promptly pay to the Issuing Lender the amounts so received by it from the U.S. Revolving Lenders. Promptly following receipt by the General Administrative Agent of any payment from such Borrower pursuant to this paragraph, the General Administrative Agent shall distribute such payment to the Issuing Lender or, to the extent that U.S. Revolving Lenders have made payments pursuant to this paragraph to reimburse the Issuing Lender, then to such U.S. Revolving Lenders and the Issuing Lender as their interests may appear. Any payment made by a U.S. Revolving Lender pursuant to this paragraph to reimburse the Issuing Lender for any LC Disbursement (other than the funding of U.S. Revolving Loans as contemplated above) shall not constitute a Loan and shall not relieve such Borrower of its obligation to reimburse such LC Disbursement.

               (f) Obligations Absolute. Each applicable Borrower's obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section 4.01 shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of:

               (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein;

               (ii) any amendment or waiver of or any consent to departure from all or any of the provisions of any Letter of Credit or this Agreement;

               (iii) the existence of any claim, setoff, defense or other right that any Borrower, any other party guaranteeing, or otherwise obligated with, any Borrower, any Subsidiary or other Affiliate thereof or any other Person may at any time have against the beneficiary under any Letter of Credit, the Issuing Lender, the General Administrative Agent or any Lender or any other Person, whether in connection with this Agreement or any other related or unrelated agreement or transaction;

               (iv) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect;

               (v) payment by the Issuing Lender under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit; and

               (vi) any other act or omission to act or delay of any kind of the Issuing Lender, the Lenders, the General Administrative Agent or any other Person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 4.01, constitute a legal or equitable discharge of such Borrower's obligations hereunder.

Neither the General Administrative Agent, the Lenders nor the Issuing Lender nor any of their Affiliates, directors, officers, employees and agents, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder, including any of the circumstances specified in clauses (i) through (vi) above, as well as any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Lender; provided that the foregoing shall not be construed to excuse the Issuing Lender from liability to such Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by applicable law) suffered by such Borrower that are caused by the Issuing Lender's failure to exercise the agreed standard of care (as set forth below) in determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that the Issuing Lender shall have exercised the agreed standard of care in the absence of gross negligence or willful misconduct on the part of the Issuing Lender. Without limiting the generality of the foregoing, it is understood that the Issuing Lender may accept documents that appear on their face to be in substantial compliance with the terms of a Letter of Credit, without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms of such Letter of Credit; provided that the Issuing Lender shall have the right, in its sole discretion, to decline to accept such documents and to make such payment if such documents are not in strict compliance with the terms of such Letter of Credit.

               (g) Disbursement Procedures. The Issuing Lender shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Lender shall promptly notify the General Administrative Agent and such Borrower for whose account such Letter of Credit was issued by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Lender has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve such Borrower of its obligation to reimburse the Issuing Lender and the U.S. Revolving Lenders with respect to any such LC Disbursement.

               (h) Interim Interest. If the Issuing Lender shall make any LC Disbursement, the, unless the Borrowers shall reimburse (including with the proceeds of Loans as provided in Section 4.01(e)) such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrowers reimburse such LC Disbursement at the rate per annum specified in Section 6.08(a) provided that, if the Borrowers fail to reimburse (including with the proceeds of Loans as provided in Section 4.01(e)) such LC, Disbursement when due pursuant to paragraph (e) of this
Section 4.01, then Section 6.08(d) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Lender, except that interest accrued on and after the date of payment by any U.S. Revolving Lender pursuant to paragraph (e) of this Section 4.01 to reimburse the Issuing Lender shall be for the account of such U.S. Revolving Lender to the extent of such payment.

               (i) Resignation or Removal of the Issuing Lender. The Issuing Lender may resign at any time by giving at least 30 days' prior written notice to the General Administrative Agent and the Company, and may be removed at any time by the Company by notice to the Issuing Lender and the General Administrative Agent. Upon the acceptance of any appointment as the Issuing Lender hereunder by a Lender that shall agree to serve as successor Issuing Lender, such successor shall succeed to and become vested with all the interests, rights and obligations of the retiring Issuing Lender and the retiring Issuing Lender shall be discharged from its obligations to issue additional Letters of Credit hereunder. At the time such removal or resignation shall become effective, the Company shall pay all accrued and unpaid fees pursuant to Section 6.07(c)(ii). The acceptance of any appointment as the Issuing Lender hereunder by a successor Lender shall be evidenced by an agreement entered into by such successor, in a form satisfactory to the Company and the General Administrative Agent, and, from and after the effective date of such agreement, (i) such successor Lender shall have all the rights and obligations of the previous Issuing Lender under this Agreement and the other Loan Documents and (ii) references herein and in the other Loan Documents to the term "Issuing Lender" shall be deemed to refer to such successor or to any previous Issuing Lender, or to such successor and all previous Issuing Lenders, as the context shall require. After the resignation or removal of the Issuing Lender hereunder, the retiring Issuing Lender shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Lender under this Agreement and the other Loan Documents with respect to Letters of Credit issued by it prior to such resignation or removal, but shall not be required to issue additional Letters of Credit.

                                    ARTICLE V

                                 Swingline Loans

            SECTION 5.01. Swingline Loans. (a) Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans under the U.S. Revolving Commitments to the U.S. Borrowers or any Borrowing Subsidiary from time to time during the Revolving Availability Period in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $50,000,000, (ii) the sum of the total U.S. Revolving Credit Exposures exceeding the total U.S. Revolving Commitments or (iii) the sum of the total Revolving Credit Exposures plus the total Competitive Loan Exposures exceeding the total Revolving Commitments; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the U.S. Borrowers or any Borrowing Subsidiary may borrow, prepay and reborrow Swingline Loans. Swingline Loans shall be in an aggregate amount that is not less than $100,000. Swingline Loans shall be ABR Loans.

            (b) To request a Swingline Loan, a U.S. Borrower or the Company (on behalf of any Borrowing Subsidiary) shall notify the General Administrative Agent of such request by telephone (confirmed by telecopy), not later than 3:00 p.m., New York City time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The General Administrative Agent will promptly advise the Swingline Lender of any such notice received from such U.S. Borrower or the Company (on behalf of any Borrowing Subsidiary). The Swingline Lender shall make each Swingline Loan available to such Borrower by means of a credit to the general deposit account of such Borrower with the Swingline Lender (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 4.01, by remittance to the Issuing Lender) by 4:00 p.m., New York City time, on the requested date of such Swingline Loan.

            (c) The Swingline Lender may by written notice given to the General Administrative Agent not later than 10:00 a.m., New York City time, on any Business Day require the U.S. Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which U.S. Revolving Lenders will participate. Promptly upon receipt of such notice, the General Administrative Agent will give notice thereof to each U.S. Revolving Lender, specifying in such notice such U.S. Revolving Lender's U.S. Revolving Commitment Percentage of such Swingline Loan or Loans. Each U.S. Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the General Administrative Agent, for the account of the Swingline Lender, such U.S. Revolving Lender's U.S. Revolving Commitment Percentage of such Swingline Loan or Loans. Each U.S. Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each U.S. Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 6.01 with respect to U.S. Revolving Loans made by such U.S. Revolving Lender (and Section 6.01 shall apply, mutatis mutandis, to the payment obligations of the U.S. Revolving Lenders), and the General Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the U.S. Revolving Lenders. The General Administrative Agent shall notify the Company of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the General Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from a Borrower (or other party on behalf of such Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the General Administrative Agent; any such amounts received by the General Administrative Agent shall be promptly remitted by the General Administrative Agent to the U.S. Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrowers of any default in the payment thereof.

                                   ARTICLE VI

                     General Provisions Applicable to Loans

            SECTION 6.01. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds in the applicable Currency to the account of the Applicable Administrative Agent or an Affiliate thereof, most recently designated by it for such purpose by notice to the Lenders, by 2:00 p.m., Local Time or, in the case of any Japanese Revolving Loan by 12:00 noon, Local Time. The Applicable Administrative Agent will make Loans available to the applicable Borrower by promptly crediting the amounts so received, in like funds, to an account of such Borrower maintained with the Applicable Administrative Agent in
(i) New York City with respect to Loans made in Dollars, (ii) London with respect to Loans made in a Committed Currency and (iii) Tokyo with respect to Loans made in Japanese Yen, as the case may be. If a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, the Applicable Administrative Agent shall return the amounts so received to the respective Lenders.

            (b) Unless the Applicable Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Applicable Administrative Agent such Lender's share of such Borrowing, the Applicable Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section 6.01 and may, in reliance upon such assumption, make available to such Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Applicable

Administrative Agent, then the Applicable Lender and the applicable Borrower severally agree to pay to the Applicable Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Applicable Administrative Agent, at (i) in the case of such Lender, (A) in the case of Borrowings denominated in Dollars, the greater of the Federal Funds Effective Rate and a rate determined by the Applicable Administrative Agent in accordance with banking industry rules on interbank compensation and (B) in the case of Borrowings denominated in any Alternate Currency, the interest rate reasonably determined by the Applicable Administrative Agent to reflect its cost of funds for the amount advanced by such Administrative Agent on behalf of such Lender, or (ii) in the case of such Borrower, the interest rate on the applicable Borrowing; provided that no repayment by such Borrower pursuant to this sentence shall be deemed to be a prepayment for purposes of Section 6.11. If such Lender pays such amount to the Applicable Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

            SECTION 6.02. Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurocurrency Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the applicable Borrower or the Company (on its own behalf or on behalf of any other Borrower) may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurocurrency Borrowing, may elect Interest Periods therefor, all as provided in this Section. The applicable Borrower or the Company (on its own behalf or on behalf of any other Borrower) may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Competitive Borrowings, which may not be converted or continued.

            (b) To make an election pursuant to this Section, the applicable Borrower or the Company (on its own behalf or on behalf of any other Borrower) shall notify the Applicable Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the applicable Borrower or the Company (on its own behalf or on behalf of any other Borrower) were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Applicable Administrative Agent of a written Interest Election Request in a form approved by the Applicable Administrative Agent and signed by the Company or the Applicable Borrower.

            (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.03:

            (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

            (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

            (iii) in the case of Borrowings denominated in Dollars, whether the resulting Borrowing is to be an ABR Borrowing or Eurocurrency Borrowing; and

            (iv) if the resulting Borrowing is a Eurocurrency Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurocurrency Borrowing but does not specify an Interest Period, then the applicable Borrower or the Company (on its own behalf or on behalf of any other Borrower) shall be deemed to have selected an Interest Period of one month's duration.

            (d) Promptly following receipt of an Interest Election Request, the Applicable Administrative Agent shall advise each applicable Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

            (e) If the Company or the applicable Borrower fails to deliver a timely Interest Election Request with respect to a Eurocurrency Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be (i) converted to an ABR Borrowing if it is denominated in Dollars or (ii) continued as such with an Interest Period of one month if it is denominated in an Alternate Currency.

            SECTION 6.03. Termination and Reduction of Commitments. (a) Unless previously terminated, the Revolving Commitments shall terminate on the Revolving Maturity Date and the Term Commitments shall terminate upon the making of the Term Loans on the Initial Funding Date. Notwithstanding the foregoing, all Commitments shall terminate at 5:00 p.m., New York City time, on the Offer Termination Date if the Initial Funding Date shall not have occurred by that time.

            (b) The Company may at any time terminate, or from time to time reduce, the Revolving Commitments of a Class; provided that (i) each reduction of the Revolving Commitments of a Class shall be in an amount that is an integral multiple of $1,000,000 and not less than $3,000,000 and (ii) the Company shall not terminate or reduce the Revolving Commitments of such Class if, after giving effect to any concurrent prepayment of the Revolving Loans of such Class, (i) the outstanding Revolving Credit Exposure of such Class would exceed the Revolving Commitment of such Class or (ii) the sum of the Revolving Credit Exposures plus the Competitive Loan Exposures would exceed the total Revolving Commitments.

            (c) The Company shall notify the General Administrative Agent, of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the General Administrative Agent or an affiliate thereof shall advise the applicable Lenders of the contents thereof. Each notice delivered by the Company pursuant to this Section shall be irrevocable; provided that a notice of termination of any Commitments delivered by the Company may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Company (by notice to the General Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of any Commitments shall be made ratably among the applicable Lenders in accordance with their respective applicable Commitments of the applicable Class.

            SECTION 6.04. Repayment of Loans; Evidence of Debt. (a) Each of the U.S. Borrowers and each Borrowing Subsidiary hereby unconditionally promises to pay to the General Administrative Agent for the account of each U.S. Lender (i) on the Revolving Maturity Date, the then unpaid principal amount of the U.S. Revolving Loans of such Lender, (ii) the then unpaid principal amount of each Competitive Loan made by such U.S. Lender to such Borrower on the last day of the Interest Period applicable to such Loan and (iii) the then unpaid principal amount of each Term Loan of such Lender as provided in Section 6.05.

            (b) Each of the Borrowers hereby unconditionally promises to pay to the Japanese Administrative Agent for the account of each Japanese Lender the then unpaid principal amount of its Japanese Revolving Loans on the Revolving Maturity Date.

            (c) Each of the Borrowers hereby unconditionally promises to pay to the European Administrative Agent for the account of each Multicurrency Lender the then unpaid principal amount of its Multicurrency Revolving Loans on the Revolving Maturity Date.

            (d) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

            (e) Each Administrative Agent shall maintain a Register pursuant to subsection 13.04(d) and an account for each applicable Lender in which it shall record (i) the amount of each Loan made hereunder and any promissory note evidencing such Loan, the Class and Type thereof (and, in the case of an Alternate Currency Loan, the Currency) and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder and (iii) the amount of any sum received by such Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

            (f) The entries made in the Register and the accounts of each Lender maintained pursuant to paragraphs (d) and (e) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or any Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of any Borrower to repay the Loans in accordance with the terms of this Agreement.

            (g) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the applicable Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the General Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 13.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its assigns).

            SECTION 6.05. Amortization of Term Loans. (a) The U.S. Borrowers shall repay Term Loans on each date set forth below in the aggregate principal amount set forth opposite such date:

            Date                                       Amount
            ----                                       ------
            September 30, 2005                         $ 12,500,000
            December 31, 2005                          $ 12,500,000
            March 31, 2006                             $ 12,500,000
            June 30, 2006                              $ 12,500,000
            September 30, 2006                         $ 37,500,000
            December 31, 2006                          $ 37,500,000
            March 31, 2007                             $ 37,500,000
            June 30, 2007                              $ 37,500,000
            September 30, 2007                         $ 87,500,000
            December 31, 2007                          $ 87,500,000
            March 31, 2008                             $ 87,500,000
            Term Loan Maturity Date                    $ 87,500,000

            (b) To the extent not previously paid, all Term Loans shall be due and payable on the Term Loan Maturity Date.

            (c) Any prepayment of a Term Loan shall be applied to reduce the subsequent scheduled repayments of the Term Loans to be made pursuant to this Section ratably.

            (d) Each repayment of a Borrowing shall be applied ratably to the Loans included in the repaid Borrowing. Repayments of Term Loans shall be accompanied by accrued interest on the amount repaid.

            SECTION 6.06. Prepayment of Loans. (a) A Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (b) of this Section; provided that no Borrower shall have the right to prepay any Competitive Loan without the prior consent of the Lender thereof.

            (b) A Borrower shall notify the General Administrative Agent and the Applicable Administrative Agent by telephone (confirmed by telecopy) of any optional or mandatory prepayment hereunder (i) in the case of prepayment of a Eurocurrency Borrowing, not later than 12:00 noon, Local Time, three Business Days before the date of prepayment, and

(ii) in the case of prepayment of an ABR Borrowing, not later than 12:00 noon, New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of any Commitments as contemplated by Section 6.03, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 6.03. Promptly following receipt of any such notice relating to a Borrowing, the Applicable Administrative Agent shall advise the applicable Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Commitment and Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 6.08.

            (c) In the event and on each occasion that the Company or any Subsidiary receives any Net Cash Proceeds from a Permitted Receivables Securitization, the Company shall promptly after such Net Cash Proceeds are received, prepay the Term Loans in an aggregate amount equal to such Net Cash Proceeds. After the payment in full of all outstanding Term Loans, the aggregate Revolving Commitments will be automatically and permanently reduced by the amount of any Net Cash Proceeds so received (or, following prepayment in full of the Term Loans, so remaining). Any such reduction of the Revolving Commitments hereunder shall be applied ratably first to the U.S. Revolving Commitments, until such time as the U.S. Revolving Commitments equal the Multicurrency Commitments or the Japanese Commitments, and thereafter ratably to all Revolving Commitments.

            (d) In the event and on each occasion that the Company or any Subsidiary receives any Net Cash Proceeds from a Permitted Securities Issuance, the Company shall promptly after such Net Cash Proceeds are received, prepay the Term Loans in an aggregate amount equal to such Net Cash Proceeds. After the payment in full of all outstanding Term Loans, the aggregate Revolving Commitments will be automatically and permanently reduced by the amount of any Net Cash Proceeds so received (or, following prepayment in full of the Term Loans, so remaining) less the aggregate amount, as of the date of such Permitted Securities Issuance, by which the Revolving Commitments have been reduced or terminated pursuant to Section 6.03(b), such reduction to be applied ratably first to the U.S. Revolving Commitments, until such time as the U.S. Revolving Commitments equal the Multicurrency Commitments or the Japanese Commitments, and thereafter ratably to all Revolving Commitments.

            (e) If on the last day of any fiscal quarter of the Company for any reason the sum of the total Revolving Credit Exposures plus the total Competitive Loan Exposures exceeds the total Revolving Commitments then in effect by more than 5%, the Borrowers shall, as soon as practicable but in no event later than three Business Days after learning thereof, or, as soon as practicable but in no event later than three Business Days after the request of the General Administrative Agent, prepay Revolving Loans and cancel or reduce Letters of Credit, in an aggregate principal amount equal to the amount of such excess.

            (f) If on the last day of any fiscal quarter of the Company for any reason the sum of the total Japanese Revolving Credit Exposures exceeds the total Japanese Commitments then in effect by more than 5%, the Japanese Borrower and the Company shall, as soon as practicable but in no event later than three Business Days after learning thereof, or, as soon as practicable but in no event later than three Business Days after the request of the General Administrative Agent, immediately prepay Japanese Revolving Loans in an aggregate principal amount equal to the amount of such excess.

            (g) If on the last day of any fiscal quarter of the Company for any reason the sum of the total Multicurrency Revolving Credit Exposures exceeds the total Multicurrency Commitments then in effect by more than 5%, the European Borrower and the Company shall, as soon as practicable but in no event later than three Business Days after learning thereof, or as soon as practicable but in no event later than three Business Days after the request of the General Administrative Agent, prepay Multicurrency Revolving Loans in an aggregate principal amount equal to the amount of such excess.

            (h) The Company and the other Borrowers will use reasonable efforts to implement and maintain internal controls to monitor the Borrowings and repayments, with the object of preventing any request for a Borrowing that would cause conditions specified in the first sentence of each of Sections 2.01(b), (c) and (d) not to be satisfied.

            (i) The Administrative Agents shall not be obligated to calculate the Dollar Equivalent of any Alternate Currency but may do so from time to time in their sole discretion.

            SECTION 6.07. Fees. (a) The Company agrees to pay to the General Administrative Agent for the account of each Lender a facility fee, which shall accrue at the facility fee rate set forth in the Pricing Grid from time to time on the daily amount of the Commitments of such Lender (whether used or unused) during the period from and including the Effective Date to but excluding the date on which such Commitments terminate; provided that, if such Lender continues to have any Revolving Credit Exposure after its Commitments terminate, then such facility fee shall continue to accrue on the daily amount of such Lender's Revolving Credit Exposure from and including the date on which its Commitments terminate to but excluding the date on which such Lender ceases to have any Revolving Credit Exposure provided further that, from and including the Effective Date, to but excluding the Initial Funding Date, for so long as the Initial Lenders are the only Lenders hereunder, the rate at which such facility fee shall accrue shall be at a rate per annum equal to 0.10%. Accrued facility fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Commitments terminate, commencing on the first such date to occur after the Effective Date; provided that any facility fees accruing after the date on which the Commitments terminate shall be payable on demand. All facility fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

            (b) The Company agrees to pay to the Administrative Agents, for their own account, the administrative, auction and other fees separately agreed upon between the Company and the Administrative Agents (collectively, the "Administrative Fees").

            (c) The Company agrees to pay (i) to the General Administrative Agent for the account of each U.S. Revolving Lender (including the Issuing Lender) a participation fee with respect to its participations in Letters of Credit, which shall accrue at a rate per annum equal to the Applicable Margin applicable to interest on Eurocurrency Revolving Loans on the average daily amount of such U.S. Revolving Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the date on which such U.S. Revolving Lender ceases to have any LC Exposure and (ii) to the Issuing Lender a fronting fee, which shall accrue at the rate of 0.125% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the date on which there ceases to be any LC Exposure, as well as the Issuing Lender's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees shall be payable on the last day of March, June, September and December of each year, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the U.S. Revolving Commitments terminate and any such fees accruing after the date on which the U.S. Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Lender pursuant to this paragraph shall be payable promptly after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

            (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the General Administrative Agent for distribution, in the case of facility fees and participation fees, to the Lenders. Fees paid shall not be refundable under any circumstances.

            SECTION 6.08. Interest. (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Margin.

            (b) The Loans comprising each Eurocurrency Borrowing shall bear interest (i) in the case of a Eurocurrency Revolving Loan or Eurocurrency Term Loan, at the Adjusted Eurocurrency Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin or (ii) in the case of a Eurocurrency Competitive Loan, at the Adjusted Eurocurrency Rate for the Interest Period in effect for such Borrowing plus (or minus, as applicable) the Competitive Loan Margin applicable to such Loan.

            (c) Each Fixed Rate Loan shall bear interest at the Fixed Rate applicable to such Loan.

            (d) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by any Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Term Loans as provided in paragraph (a) of this Section.

            (e) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments; provided that (i) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand,
(ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurocurrency Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

            (f) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at time when the Alternate Base Rate is based on clause (a) of the first sentence of the definition of Alternate Base Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Eurocurrency Rate shall be determined by the General Administrative Agent, and such determination shall be conclusive absent manifest error.

            SECTION 6.09. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurocurrency Borrowing:

            (a) the General Administrative Agent shall have determined (which determination shall be made in good faith and shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Eurocurrency Rate for the relevant Currency for such Interest Period; or

            (b) the General Administrative Agent is advised by the Required Lenders (or, in the case of a Eurocurrency Competitive Loan, the Lender that is required to make such Loan) that the Eurocurrency Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the General Administrative Agent shall give notice thereof to the Company (on its own behalf or on behalf of the applicable Borrower) and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the General Administrative Agent notifies the Company (on its own behalf or on behalf of the applicable Borrower) and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurocurrency Borrowing shall be ineffective, (ii) if any Borrowing Request requests a Eurocurrency Borrowing, such Borrowing, if denominated in Dollars, shall be made as an ABR Borrowing and, if denominated in any Alternate Currency, shall be made as a Borrowing bearing interest at an interest rate reasonably determined by the General Administrative Agent to compensate the applicable Lenders for such Borrowing in such Currency for the applicable period and (iii) any request by the Company (on its own behalf or on behalf of any other Borrower) or any other Borrower for a Eurocurrency Competitive Borrowing shall be ineffective; provided that (x) if the circumstances giving rise to such notice do not affect all the Lenders, then requests by the Company for Eurocurrency Competitive Borrowings may be made to Lenders that are not affected thereby and (y) if the circumstances giving rise to such notice affect only one Type of Borrowing, then the other Type of Borrowings shall be permitted.

            SECTION 6.10. Increased Costs. (a) If any Change in Law shall:

            (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except for any such reserve requirement which is reflected in the Adjusted Eurocurrency Rate); or

            (ii) impose on any Lender, the London interbank market, the Tokyo interbank market or any other interbank market relevant to the funding of Loans in Alternate Currencies any other condition affecting this Agreement or Eurocurrency Loans or Fixed Rate Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurocurrency Loan or Fixed Rate Loan (or of maintaining its obligation to make any such Loan) or issuing or participating in Letters of Credit by an amount deemed by such Lender to be material or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise) by an amount deemed by such Lender to be material, then the applicable Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs actually incurred or reduction actually suffered.

            (b) If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time the applicable Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

            (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company as specified in paragraph (a) or (b) of this Section and setting forth in reasonable detail the manner in which such amount or amounts shall have been determined, shall be delivered to the applicable Borrower and shall be conclusive absent manifest error. The applicable Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

            (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation; provided that the Borrowers shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 90 days prior to the date that such Lender notifies such Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof.

            (e) Notwithstanding the foregoing provisions of this Section, a Lender shall not be entitled to compensation pursuant to this Section in respect of any Competitive Loan if the Change in Law that would otherwise entitle it to such compensation shall have been publicly announced prior to submission of the Competitive Bid pursuant to which such Loan was made. The obligations of the Borrowers under this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

            SECTION 6.11. Break Funding Payments. In the event of (a) the payment or prepayment of any principal of any Eurocurrency Loan or Fixed Rate Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurocurrency Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 6.06(b) and is revoked in accordance therewith), (d) the failure to borrow any Competitive Loan after accepting the Competitive Bid to make such Loan or (e) the assignment of any Eurocurrency Loan or Fixed Rate Loan other than on the last day of the Interest Period applicable thereto as a result of a request by any Borrower pursuant to Section 6.14, then, in any such event, the applicable Borrower shall compensate each Lender for the out-of-pocket loss, cost and expense attributable to such event. In the case of a Eurocurrency Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the present value of the excess, if any, of (i) its cost of obtaining the funds for the Loan being paid, prepaid, refinanced or not borrowed (assumed to be the Eurocurrency Rate applicable thereto) for the period from the date of such payment, prepayment, refinancing or failure to borrow or refinance to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow or refinance the Interest Period for such Loan which would have commenced on the date of such failure) over (ii) the amount of interest (as reasonably determined by such Lender) that would be realized by such Lender in reemploying the funds so paid, prepaid or not borrowed or refinanced for such period or Interest Period, as the case may be. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section and setting forth in reasonable detail the manner in which such amount or amounts shall have been determined shall be delivered to the applicable Borrower and shall be conclusive absent manifest error. Such Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. The obligations of the Borrowers under this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

            SECTION 6.12. Taxes. (a) Any and all payments to the Lenders or the Administrative Agents hereunder by a Borrower or on behalf of any Borrower shall be made free and clear of and without deduction for any and all current or future Taxes or Other Taxes (as defined in Section 6.12(b) below), excluding (i) Taxes imposed on any Administrative Agent or any Lender (or participant) as a result of a present or former connection between such Administrative Agent or such Lender (or participant) and the jurisdiction of the Governmental Authority imposing such Tax or any political subdivision or taxing authority thereof or therein (other than as a result of entering into this Agreement, performing any obligations hereunder, receiving any payments hereunder or enforcing any rights hereunder) and (ii) any Taxes that are attributable solely to the failure of any Lender to comply with Section 6.12 (g) or 6.12 (h) (all such nonexcluded Taxes or Other Taxes, collectively or individually, "Non-Excluded Taxes"). If the relevant Borrower shall be required to deduct any Non-Excluded Taxes from or in respect of any sum payable hereunder to any Lender or any Administrative Agent,
(i) the sum payable shall be increased by the amount (an "Additional Amount") necessary so that after making all required deductions (including deductions applicable to Additional Amounts payable under this Section 6.12) such Lender or such Administrative Agent (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the relevant Borrower shall make such deductions and (iii) the relevant Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

            (b) In addition, the relevant Borrower (or the Guarantors, as applicable) shall pay to the relevant Governmental Authority in accordance with applicable law any current or future stamp, intangibles or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document that are imposed by a Governmental Authority in a jurisdiction in which the relevant Borrower (or Guarantor, as applicable) is incorporated, organized, managed and controlled or considered to have its seat or otherwise has a connection (other than as a result of entering into this Agreement, performing any obligations hereunder, making any payments hereunder or enforcing any rights hereunder ("Other Taxes").

            (c) The relevant Borrower (or Guarantor, as applicable) shall indemnify each Lender (or participant) and each Administrative Agent for the full amount of Non-Excluded Taxes paid by such Lender (or participant) or such Administrative Agent, as the case may be, and any liability (including penalties, interest and expenses (including reasonable attorney's fees and expenses)) arising therefrom or with respect thereto, whether or not such Non-Excluded Taxes were correctly or legally asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability prepared by a Lender, or an Administrative Agent on its behalf and setting forth in reasonable detail the manner in which such amount shall have been determined, absent manifest error, shall be final, conclusive and binding for all purposes. Such indemnification shall be made within 30 days after the date the Lender or the Administrative Agent, as the case may be, makes written demand therefor, which written demand shall be made within 60 days of the date such Lender or Administrative Agent receives written demand for payment of such Non-Excluded Taxes from the relevant Governmental Authority.

            (d) If a Lender (or participant) or an Administrative Agent receives a refund, which in its reasonable judgment is in respect of any Non-Excluded Taxes as to which it has been indemnified by the relevant Borrower or with respect to which the relevant Borrower has paid Additional Amounts pursuant to this Section 6.12, it shall within 30 days from the date of such receipt pay over such refund to the relevant Borrower (but only to the extent of indemnity payments made, or Additional Amounts paid, by the relevant Borrower under this Section 6.12 with respect to the Non-Excluded Taxes giving rise to such refund), net of all out-of-pocket expenses of such Lender (or participant) or such Administrative Agent and without interest (other than interest paid by the relevant Governmental Authority with respect to such refund); provided, however, that the relevant Borrower, upon the request of such Lender (or participant) or such Administrative Agent, agrees to repay the amount paid over to the relevant Borrower (plus penalties, interest or other charges) to such Lender (or participant) or such Administrative Agent in the event such Lender (or participant) or such Administrative Agent is required to repay such refund to such Governmental Authority.

            (e) As soon as practicable after the date of any payment of Non-Excluded Taxes by the relevant Borrower to the relevant Governmental Authority, the relevant Borrower will deliver to the applicable Administrative Agent at its address referred to in Section 13.01, the original or a certified copy of a receipt issued by such Governmental Authority evidencing payment thereof.

            (f) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section 6.12 shall survive the payment in full of the principal of and interest on all Loans made hereunder.

            (g) Each Lender (or participant) that is not a United States Person as defined in Section 7701(a)(30) of the Code (a "Non-U.S. Lender") shall deliver to the Company and the applicable Administrative Agent two copies of either (i) United States Internal Revenue Service Form W-8BEN or W8ECI or any subsequent or substitute versions thereof or successors thereto or (ii) in the case of a Non-U.S. Lender claiming exemption from U.S. Federal withholding tax under Section 871 (h) or 881 (c) of the Code with respect to payments of "portfolio interest," a Form W-8BEN, or any subsequent or substitute versions thereof or successors thereto (and, if such Non-U.S. Lender delivers a Form W-8BEN pursuant to this clause (ii), a certificate representing that such Non-U.S. Lender is not a bank for purposes of Section 881(c)(3)(A) of the Code, is not a 10 percent shareholder (within the meaning of Section 881(c)(3)(B) of the Code) of the Company and is not a controlled foreign corporation related to the Company (within the meaning of Section 881(c)(3)(C) of the Code)), in each case properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or reduced rate of, U.S. Federal withholding tax on payments by the Company under this Agreement. Each Lender (or participant) that is a U.S. Person as defined in Section 7701(a)(30) of the Code shall deliver to the Company and the applicable Administrative Agent two copies of Internal Revenue Service Form W-9, or any subsequent or substitute versions thereof or successors thereto, certifying that such Lender (or participant) is entitled to a complete exemption from U.S. Federal backup withholding tax on payments made pursuant to this Agreement. Such forms shall be delivered by each Lender on or before the date it becomes a party to this Agreement (or, in the case of a participant, on or before the date such participant becomes a participant hereunder) and on or before the date, if any, such Lender changes its applicable lending office by designating a different lending office (a "New Lending Office"), unless each of the applicable lending office prior to such designation and the New Lending Office are located within the United States. In addition, each Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Lender. Notwithstanding any other provision of this
Section 6.12(g), a Lender shall not be required to deliver any form pursuant to this Section 6.12(g) that such Lender is not legally able to deliver.

            (h) A Lender (or participant) that is entitled to an exemption from or reduction of non-U.S. withholding tax under the law of the jurisdiction in which a Borrower (other than the Company) is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement, shall deliver to such Borrower (with a copy to the applicable Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by such Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate, provided that such Lender (or participant) is legally entitled to complete, execute and deliver such documentation and in such Lender's reasonable judgment such completion, execution or submission would not materially prejudice the legal position of such Lender (or participant).

            (i) The relevant Borrower shall not be required to indemnify any Lender, or to pay any Additional Amounts to any Lender, in respect of any withholding tax pursuant to paragraph (a) or (c) above to the extent that (i) the obligation to withhold amounts with respect to such withholding tax was in effect and would apply to amounts payable to such Lender on the date such Lender became a party to this Agreement (or, in the case of a participant, on the date such participant became a participant hereunder) or, with respect to payments to a New Lending Office, the date such Lender designated such New Lending Office with respect to a Loan or, with respect to payments by a Borrower pursuant to a Competitive Loan, as of the date the Company accepts a Competitive Bid pursuant to Section 3.01(d); provided, however, that this clause (i) shall not apply to any Lender (or participant) if the assignment, participation, transfer or designation of a New Lending Office was made at the request of the relevant Borrower; and provided further, however, that this clause (i) shall not apply to the extent the indemnity payment or Additional Amounts any Lender (or participant) would be entitled to receive (without regard to this clause (i)) do not exceed the indemnity payment or Additional Amounts that the Lender (or participant) making the assignment, participation, transfer or designation of such New Lending Office would have been entitled to receive in the absence of such assignment, participation, transfer or designation or (ii) the obligation to pay such Additional Amounts would not have arisen but for a failure by such Lender (or participant) to comply with the provisions of paragraph (g) or (h) of this Section 6.12.

            (j) Any Lender (or participant) claiming any indemnity payment or Additional Amounts payable pursuant to this Section 6.12 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document reasonably requested in writing by the relevant Borrower or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any such indemnity payment or Additional Amounts that may thereafter accrue and would not, in the sole determination of such Lender (or participant), be otherwise disadvantageous to such Lender (or participant).

            (k) Nothing contained in this Section 6.12 shall require any Lender (or participant) or any Administrative Agent to make available any of its tax returns (or any other information that it deems to be confidential or proprietary).

            SECTION 6.13. Payments Generally; Pro Rata Treatment; Sharing of Setoffs. (a) Each Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees, or of amounts payable under Section 6.10, 6.11 or 6.12, or otherwise) prior to 3:00 p.m., Local Time or, in the case of any Japanese Revolving Loan, by 12:00 noon Local Time at the place of payment, on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Applicable Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Applicable Administrative Agent at its offices referred to in Section 13.01, or such other location as such Administrative Agent shall designate from time to time, except that payments pursuant to Sections 6.10, 6.11 or 6.12 and 13.05 shall be made directly to the Persons entitled thereto. The Applicable Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in the Currency in which the applicable payment obligation is due.

            (b) If at any time insufficient funds are received by and available to the Applicable Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal (including reimbursement of LC Disbursements) then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

            (c) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans or Term Loans or in respect of its interest in any Letters of Credit resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans, Terms Loans and accrued interest thereon or its interest in Letters of Credit than the proportion received by any other Lender participating in such Loan or Letters of Credit, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans, the Term Loans and Letters of Credit of such other Lenders to the extent necessary so that the benefit of all such payments shall be shared by such Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans, Term Loans and Letters of Credit; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by any Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Company or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

            (d) Unless the Applicable Administrative Agent shall have received notice from a Borrower prior to the date on which any payment is due to the Applicable Administrative Agent for the account of the Lenders hereunder that such Borrower will not make such payment, the Applicable Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if such Borrower has not in fact made such payment, then each of the Applicable Lenders severally agrees to repay to the Applicable Administrative Agent forthwith on demand the amount so distributed to such Lenders with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Applicable Administrative Agent, (i) if the relevant amount is denominated in Dollars, at the greater of the Federal Funds Effective Rate and a rate determined by the Applicable Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) if the relevant amount is denominated in any other Currency, at the interest rate reasonably determined by the Applicable Administrative Agent to reflect the cost of funds for the amount paid by such Administrative Agent on behalf of such Borrower.

            (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 6.01 (b) or 6.12(d), then the Applicable Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by such Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

            SECTION 6.14. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 6.10, or if any Borrower is required to pay any Additional Amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 6.12, then such Lender shall use reasonable efforts to file any certificate or document requested by the applicable Borrower (consistent with legal and regulatory restrictions), to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such filing, designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 6.10 or 6.12, as the case may be, in the future and (ii) would not otherwise be disadvantageous to such Lender.

            (b) If any Lender requests compensation under Section 6.10, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 6.12, or if any Lender defaults in its obligation to fund Loans hereunder, then such Borrower may, upon notice to such Lender and the applicable Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 13.04), all its interests, rights and obligations under this Agreement (other than any outstanding Competitive Loans held by it and any and all rights and interests related thereto) to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) such Borrower shall have received the prior written consent of the Administrative Agents which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans (other than Competitive Loans), accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or such Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 6.10 or payments required to be made pursuant to Section 6.11, such assignment will result in a reduction in such compensation or payments.

                                   ARTICLE VII

                         Representations and Warranties

            The Company represents and warrants to each of the Lenders and each of the Administrative Agents that:

            SECTION 7.01. Organization; Powers. Each Credit Party (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted and (c) is qualified to do business in every jurisdiction where such qualification is required, except where the failure so to qualify would not result in a Material Adverse Effect. Each Credit Party has the corporate power and authority to execute and deliver this Agreement (or, in the case of the Borrowing Subsidiaries, the Borrowing Subsidiary Agreements), to perform its obligations under this Agreement and to borrow hereunder.

            SECTION 7.02. Authorization. The Transactions (a) are within each Credit Party's corporate powers and have been duly authorized by all requisite corporate action and (b) do not (i) violate (A) any provision of any law, statute, rule or regulation (including, without limitation, the Margin Regulations), (B) any provision of the certificate of incorporation or other constitutive documents or by-laws of the Company or any Subsidiary, (C) any order of any Governmental Authority or (D) any provision of any indenture, agreement or other instrument to which the Company or any Subsidiary is a party or by which it or any of its property is or may be bound, (ii) conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any lien upon any property or assets of the Company or any Subsidiary other than, in the case of clauses (i)(A), (i)(C), (i)(D), (ii) and (iii), any such violations, conflicts, breaches, defaults or liens that, individually or in the aggregate, would not have a Material Adverse Effect.

            SECTION 7.03. Enforceability. This Agreement has been duly executed and delivered by each of the Borrowers and constitutes, and each other Loan Document constitutes or, when executed and delivered, will constitute a legal, valid and binding obligation of each Credit Party thereto, enforceable in accordance with its terms (subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity)).

            SECTION 7.04. Governmental Approvals. No action, consent or approval of, registration or filing with or other action by any Governmental Authority is required in connection with the Transactions except such as have, or on or prior to the Initial Funding Date will have, been obtained or made and are in full force and effect or except for the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect.

            SECTION 7.05. Financial Statements; No Material Adverse Effect. (a) The Company has heretofore furnished to the Administrative Agents and the Lenders its consolidated balance sheet and statements of income, stockholders' equity and cash flows (i) as of and for the fiscal year ended December 31, 2002, reported on by PricewaterhouseCoopers LLP, independent public accountants, and
(ii) as of and for the fiscal quarter and the portion of the fiscal year ended March 31, 2003, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Company and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

            (b) The Company has heretofore delivered to the Administrative Agents and the Lenders its unaudited pro forma consolidated balance sheet and statements of income, stockholders' equity and cash flows as of and for the 12-month period ended March 31, 2003, prepared giving effect to the Transactions as if they had occurred, with respect to such balance sheet, on such date and, with respect to such other financial statements, on the first day of the 12-month period ending on such date. Such pro forma financial statements have been prepared in good faith by the Company, based on assumptions believed by the Company on the date hereof to be reasonable, are based on the best information available to the Company as of the date of delivery thereof, accurately reflect all adjustments required to be made to give effect to the Transactions and present fairly on a pro forma basis the estimated consolidated financial position of the Company and its consolidated Subsidiaries as of such date and for such period, assuming that the Transactions had actually occurred at such date or at the beginning of such period, as the case may be.

            (c) Since December 31, 2002, there has been no material adverse effect on the business, operations, properties or financial condition of the Company and its Subsidiaries, taken as a whole.

            SECTION 7.06. Litigation, Compliance with Laws. (a) There are no actions, proceedings or investigations filed or (to the knowledge of the Company) threatened against the Company or any Subsidiary in any court or before any Governmental Authority or arbitration board or tribunal which question the validity or legality of this Agreement, the Transactions or any action taken or to be taken pursuant to this Agreement and no order or judgment has been issued or entered restraining or enjoining the Company from the execution, delivery or performance of this Agreement nor is there any other action, proceeding or investigation filed or (to the knowledge of the Company) threatened against the Company or any Subsidiary in any court or before any Governmental Authority or arbitration board or tribunal as to which there is a reasonable likelihood of an adverse determination and that, if adversely determined, would be reasonably likely to result in a Material Adverse Effect.

            (b) Neither the Company nor any Subsidiary is in violation of any law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default would be reasonably likely to result in a Material Adverse Effect.

            SECTION 7.07. Federal Reserve Regulations. No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose which entails a violation of, or which is inconsistent with, the provisions of the Margin Regulations.

            SECTION 7.08. Taxes. The Company and the Subsidiaries have filed or caused to be filed all Federal and material state, local and foreign Tax returns which are required to be filed by them, and have paid or caused to be paid all material Taxes required to have been paid by them, other than any Taxes or assessments the validity of which is being contested in good faith by appropriate proceedings, and with respect to which appropriate accounting reserves have, to the extent required by GAAP, been set aside.

            SECTION 7.09. Employee Benefit Plans. The present aggregate value of accumulated benefit obligations of each Plan and each foreign employee pension benefit plan required to be funded (based on those assumptions used for disclosure of such obligations in corporate financial statements in accordance with GAAP) did not, as of the most recent statements available, exceed the aggregate value of the assets for each plan by an amount in the aggregate for all such plans that would reasonably be expected to have a Material Adverse Effect. Except as would not individually or in the aggregate be reasonably expected to have a Material Adverse Effect, (a) no ERISA Termination Event has occurred or (b) each Plan has been established and administered in accordance with its terms and in compliance with the applicable provisions of ERISA, the Code and other applicable laws, rules and regulations.

            SECTION 7.10. Environmental and Safety Matters. Other than exceptions to any of the following that would not in the aggregate have a Material Adverse Effect: (a) the Company and the Subsidiaries comply and have complied with all applicable Environmental and Safety Laws; (b) there are and have been no Hazardous Substances at any property owned, leased or operated by the Company now or in the past, or at any other location, that could reasonably be expected to result in liability of the Company or any Subsidiary under any

Environmental and Safety Law or result in costs to any of them arising out of any Environmental and Safety Law; (c) there are no past, present, or, to the knowledge of the Company and the Subsidiaries, anticipated future events, conditions, circumstances, practices, plans, or legal requirements that could reasonably be expected to prevent the Company or any of the Subsidiaries from, or increase the costs to the Company or any of the Subsidiaries of, complying with applicable Environmental and Safety Laws or obtaining or renewing all material permits, approvals, authorizations, licenses or permissions required of any of them pursuant to any such law; and (d) neither the Company nor any of the Subsidiaries has retained or assumed, by contract or operation of law, any liability, fixed or contingent, under any Environmental and Safety Law.

            SECTION 7.11. Properties. (a) Each of the Company and its Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property that are material to the business of the Company and its Subsidiaries taken as a whole, except for defects in title that could not reasonably be expected to result in a Material Adverse Effect.

            (b) Each of the Company and its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property that are material to the business of the Company and its Subsidiaries taken as a whole, and the use thereof by the Company and its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

            SECTION 7.12. Investment and Holding Company Status. Neither the Company nor any of its Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

                                  ARTICLE VIII

                                   Conditions

            SECTION 8.01. Effective Date. The effectiveness of this Agreement shall be subject to the satisfaction of each of the following conditions:

            (a) The General Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the General Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

            (b) The General Administrative Agent shall have received, with a counterpart or copy for each Lender, such documents and certificates as the General Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of the Transactions and other legal matters relating to the

Credit Parties, the Loan Documents or the Transactions, all in form and substance reasonably satisfactory to the General Administrative Agent and its counsel.

            (c) The representations and warranties of each Credit Party set forth in the Loan Documents shall be true and correct on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier or later date and no Default shall have occurred and be continuing, and the General Administrative Agent shall have received, with a counterpart or copy for each Lender, a certificate signed by the President, a Vice President or a Financial Officer of the Company confirming the foregoing.

            (d) The General Administrative Agent shall have received a copy, certified by the Secretary or an Assistant Secretary of the Company, of each Offer Document, which shall be consistent with the terms of the Offers set forth in the Pre-Announcements and shall otherwise be reasonably satisfactory to the Initial Lenders.

            (e) The General Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by any Credit Party hereunder or under any Loan Document.

            (f) The General Administrative Agent (or its counsel) shall have received a favorable written opinion (addressed to the General Administrative Agent and the Lenders and dated the Effective Date) from Dewey Ballantine LLP, U.S. counsel for the Borrowers, substantially in the form of Exhibit C and covering such other matters relating to the Credit Parties, the Loan Documents or the Transactions as the General Administrative Agent or the Lenders shall reasonably request. The Company hereby requests such counsel to deliver such opinion.

            (g) Each Lender shall have received a properly completed and executed Federal Reserve Form U-1.

            The General Administrative Agent shall notify the Company and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

            SECTION 8.02. Conditions to Offer Loans. The obligation of each Lender to make an Offer Loan is subject to the satisfaction of the following conditions:

            (a) The General Administrative Agent and the Applicable Administrative Agent shall have received a Borrowing Request in accordance with
Section 2.03.

            (b) The Existing Credit Agreement and all commitments of the lenders thereunder shall have been or shall simultaneously be terminated, all amounts outstanding thereunder shall have been or shall simultaneously be paid in full and the General Administrative Agent shall have received evidence satisfactory in form and substance to it demonstrating such termination and payment.

            (c) In the case of a Centerpulse Offer Loan, each of the Centerpulse Offer Conditions Precedent and, in the case of an InCentive Offer Loan, each of the InCentive Offer Conditions Precedent, unless waived in writing by the Required Lenders and each Initial Lender, shall have been satisfied in all material respects; provided, however, that (i) the Company may increase the amount of Company Stock to be issued in the Offers without the approval of the Required Lenders and the Initial Lenders; and (ii) the Company may increase the amount of the Centerpulse Cash Consideration by an aggregate amount not to exceed CHF 2.5 per Centerpulse Share (and may make a corresponding increase in the amount of the InCentive Cash Consideration), in each case without the approval of the Required Lenders and the Initial Lenders.

            (d) The Centerpulse Offer shall have become or been declared wholly unconditional in all respects; in the case of an InCentive Offer Loan, the InCentive Offer shall have become or been declared wholly unconditional in all respects; and Centerpulse Shares or InCentive Shares, as applicable, shall have been or shall contemporaneously be purchased pursuant to the applicable Offer and shall have been or shall be paid for contemporaneously with a Borrowing hereunder.

            (e) The applicable conditions precedent with respect to a borrowing to finance the Centerpulse Offer set forth in the 364-Day Credit Agreement shall have been or shall simultaneously be satisfied or waived in accordance with the terms thereof, and such agreement shall be in full force and effect.

            (f) The Major Representations shall be true and correct as they relate to the Borrowers, Centerpulse and InCentive as of the date of such Borrowing, with the same effect as if made on such date.

            (g) At the time of and immediately after giving effect to such Borrowing, no Major Default shall have occurred and be continuing.

            (h) The General Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Initial Funding Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by any Credit Party hereunder or under any Loan Documents.

            (i) In the case of the initial Offer Loan, the General Administrative Agent shall have received, with a counterpart or copy for each Lender, a certificate signed by the President, a Vice President or a Financial Officer of the Company confirming, as of the Initial Funding Date, the satisfaction (unless waived by the Initial Lenders and the Required Lenders) of the conditions specified in clauses (b), (c), (d), (f) and (g) of this Section.

            SECTION 8.03. Conditions to All Other Extensions of Credit. The obligation of each Lender to make a Loan on the occasion of any Borrowing (other than a Borrowing (i) consisting solely of Offer Loans or (ii) made solely to refinance outstanding Borrowings that does not increase the aggregate principal amount of the Loans of any Lender outstanding), and of the Issuing Lender to issue, amend, renew or extend any Letter of Credit is subject to the satisfaction of the following conditions:

            (a) The General Administrative Agent and the Applicable Administrative Agent shall have received a Borrowing Request in accordance with
Section 2.03.

            (b)   The Initial Funding Date shall have occurred.

            (c) The representations and warranties of each Credit Party set forth in the Loan Documents shall be true and correct on and as of the date of any such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except to the extent such representations and warranties expressly relate to an earlier or later date.

            (d) At the time of and immediately after giving effect to such Borrowing, or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

Each Borrowing and the issuance, amendment, renewal or extension of each Letter of Credit shall be deemed to constitute a representation and warranty by the Company on the date thereof as to the matters specified in paragraphs (c) and
(d) of this Section.

            SECTION 8.04. Initial Borrowing by Each Borrowing Subsidiary. The obligation of each Lender to make a Loan on the occasion of the first Borrowing by each Borrowing Subsidiary is subject to the satisfaction of the condition that the General Administrative Agent (or its counsel) shall have received a Borrowing Subsidiary Agreement properly executed by such Borrowing Subsidiary and the Company.

                                   ARTICLE IX

                              Affirmative Covenants

            The Company covenants and agrees with each Lender and each Administrative Agent that so long as this Agreement shall remain in effect or the principal of or interest on any Loan, any fees or any other amounts payable hereunder shall be unpaid or any Letter of Credit remains outstanding, unless the Required Lenders shall otherwise consent in writing, it will, and will cause each of the Subsidiaries to, on and after the Effective Date:

            SECTION 9.01. Existence. Do or cause to be done all things necessary to preserve and keep in full force and effect its corporate, partnership and/or limited liability company existence and its rights and franchises that are material to the business of the Company and its Subsidiaries as a whole, except as expressly permitted under Section 10.01 or 10.06 and except, in the case of any Subsidiary, where the failure to do so would not result in a Material Adverse Effect.

            SECTION 9.02. Business and Properties. Comply in all respects with all applicable laws, rules, regulations and orders of any Governmental Authority (including Environmental and Safety Laws and ERISA), whether now in effect or hereafter enacted except instances that could not, in the aggregate, reasonably be expected to result in a Material Adverse Effect; and at all times maintain and preserve all property material to the conduct of the business of the Company and its Subsidiaries as a whole and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times, except where the failure to do so would not result in a Material Adverse Effect.

            SECTION 9.03. Financial Statements, Reports, Etc. Furnish to the Administrative Agents for distribution to each Lender (except in the case of the materials required by paragraphs (d) below, which shall only be furnished to the General Administrative Agent, the Japanese Administrative Agent and the Japanese Lenders):

            (a) within 105 days after the end of each fiscal year, its annual report on Form 10-K as filed with the SEC, including its consolidated balance sheet and the related consolidated earnings statement showing its consolidated financial condition as of the close of such fiscal year and the consolidated results of its operations during such year, all audited by PricewaterhouseCoopers LLP or other independent certified public accountants of recognized national standing selected by the Company and accompanied by an opinion of such accountants to the effect that such consolidated financial statements fairly present the Company's financial condition and results of operations on a consolidated basis in accordance with GAAP;

            (b) within 60 days after the end of each of the first three fiscal quarters of each fiscal year, its quarterly report on Form 10-Q as filed with the SEC, including its unaudited consolidated balance sheet and related consolidated earnings statement, showing its consolidated financial condition as of the close of such fiscal quarter and the consolidated results of its operations during such fiscal quarter and the then elapsed portion of the fiscal year (and each delivery of such statements shall be deemed a representation that such statements fairly present the Company's financial condition and results of operations on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes);

            (c) concurrently with any delivery of financial statements under paragraph (a) or (b) above, a certificate of a Financial Officer (i) certifying that no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) demonstrating in reasonable detail calculation of the covenants set forth in
Section 10.04 as of the last day of the period covered by such financial statements;

            (d) promptly after the same become publicly available, copies of all reports on Form 8-K filed by it with the SEC, or any Governmental Authority succeeding to any of or all the functions of the SEC, or copies of all reports distributed to its shareholders, as the case may be;

            (e) promptly after the same become publicly available, copies of all materials filed by it with any other Governmental Authority or stock exchange, whether domestic or foreign, relating to the Offers; and

            (f) promptly, from time to time, such other information as any Lender shall reasonably request through the General Administrative Agent, including any additional information relating to any one-time integration or transaction costs referred to in clause (f) of the definition of the term "Consolidated EBITDA" (it being understood that the Company shall not be required to provide any information or documents which are subject to confidentiality provisions the nature of which prohibit such disclosure).

Information required to be delivered pursuant to this Section shall be deemed to have been delivered on the date on which the Company provides notice (reasonably identifying where the applicable disclosure may be obtained) to the General Administrative Agent that such information has been posted on the Company's website on the internet at www.zimmer.com, or on the SEC's website on the internet at www.sec.gov or at another website identified in such notice and accessible by the Lenders without charge.

            SECTION 9.04. Insurance. Keep its insurable properties adequately insured at all times by financially sound and reputable insurers (which may include captive insurers), and maintain such other insurance or self insurance (including product liability insurance), to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies similarly situated and in the same or similar businesses.

            SECTION 9.05. Obligations and Taxes. Pay and discharge promptly when due all material taxes, assessments and governmental charges imposed upon it or upon its income or profits or in respect of its property, in each case before the same shall become delinquent or in default and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings and adequate reserves with respect thereto shall, to the extent required by GAAP, have been set aside.

            SECTION 9.06. Litigation and Other Notices. Give the General Administrative Agent written notice of the following within ten Business Days after any executive officer of the Company obtains knowledge thereof:

            (a) the filing or commencement of any action, suit or proceeding which the Company reasonably expects to result in a Material Adverse Effect;

            (b) any Event of Default or Default, specifying the nature and extent thereof and the action (if any) which is proposed to be taken with respect thereto; and

            (c)   any change in any of the Ratings.

provided, that in each case the Company shall not be required to provide separate notice of any event disclosed in any report promptly filed with the SEC if the Company has provided notice to the General Administrative Agent in accordance with the last paragraph of Section 9.03 as long as the Company has provided notice reasonably identifying where the applicable disclosure may be obtained to the General Administrative Agent that such information has been posted.

            SECTION 9.07. Books and Records. (a) Keep proper books of record and account in which full, true and correct entries are made of all material dealings and transactions in relation to its business and activities and (b) permit any representatives designated by the General Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and (in the presence of officers of a Credit Party, whether by phone or in person) its independent accountants (in each case subject to the Company's obligations under applicable confidentiality provisions), all at such reasonable times and as often as reasonably requested, all at the expense of the applicable Lenders; provided that during the continuation of any Default (x) any expense of the Lenders in connection with the foregoing shall be for the account of the Company and (y) Lenders shall be permitted to discuss the affairs, finances and condition of the Company and its Subsidiaries without officers of the Credit Parties being present.

            SECTION 9.08. Subsidiary Guarantor. Cause each Domestic Wholly Owned Subsidiary (other than a special purpose subsidiary organized to facilitate a Permitted Receivables Securitization or an Inactive Subsidiary) to execute and deliver a counterpart to this Agreement thereby assuming the obligations of a Subsidiary Guarantor under Section 13.16 on the Effective Date, or, if later, within 15 Business Days of such Person becoming such a Domestic Wholly Owned Subsidiary.

            SECTION 9.09. Use of Proceeds. All proceeds of the Loans shall be used for the purposes referred to in the recitals to this Agreement.

            SECTION 9.10. Completion of Acquisition. Following the Initial Funding Date, use its best efforts to complete the acquisition, directly or indirectly, of all the issued and outstanding Centerpulse Shares as promptly as practicable.

            SECTION 9.11. Termination of Existing Centerpulse Credit Agreement. On or as promptly following the Initial Funding Date as practicable, to cause the Existing Centerpulse Credit Agreement to be paid in full and terminated and all Liens, if any, securing the obligations thereunder or under any related agreements to be released, and to provide evidence reasonably satisfactory in form and substance to the General Administrative Agent demonstrating such termination, payment and release.

                                    ARTICLE X

                               Negative Covenants

            The Company covenants and agrees with each Lender and each Administrative Agent that so long as this Agreement shall remain in effect or the principal of or interest on any Loan, any fees or any other amounts payable hereunder shall be unpaid or any Letter of Credit remains outstanding, unless the Required Lenders shall otherwise consent in writing, it will not, and will not permit any of the Subsidiaries to, on and after the Effective Date:

            SECTION 10.01. Consolidations, Mergers, and Sales of Assets. (a) Consolidate or merge with or into any other Person or liquidate, wind up or dissolve (or suffer any liquidation or dissolution) or (b) sell, or otherwise transfer (in one transaction or a series of transactions), or permit any Subsidiary to sell, or otherwise transfer (in one transaction or a series of transactions), all or substantially all of the assets of the Company and the Subsidiaries, taken as a whole, to any other Person; provided that (i) the Company may merge or consolidate with another Person if the Company is the corporation surviving such merger or consolidation, (ii) a Subsidiary may merge or consolidate with another Person if (A) the Company is the surviving corporation if the Company is a party to such merger or consolidation or (B) the survivor of such merger or consolidation (in the event that it is not the Subsidiary) shall assume all of the payment and performance obligations of such Subsidiary on terms reasonably satisfactory to the General Administrative Agent and (iii) immediately after giving effect to any such merger or consolidation, no Default or Event of Default shall have occurred and be continuing; provided, however, that the foregoing restrictions of this Section 10.01 shall not apply to transactions permitted under Section 10.06 or 10.08.

            SECTION 10.02. Liens. Create, assume or suffer to exist any Lien upon any property, except that the foregoing shall not prevent the Company or any Subsidiary from creating, assuming or suffering to exist any of the following Liens:

            (a)   Liens existing on the date hereof and set forth on Schedule
10.02 hereof;

            (b) any Lien existing on property owned or leased by any Person at the time it becomes a Subsidiary, provided that such Lien was not created in anticipation of such person becoming a Subsidiary;

            (c) any Lien existing on property at the time of the acquisition thereof by the Company or any Subsidiary provided that such Lien was not created in anticipation of such acquisition;

            (d) Liens on property acquired, constructed or improved by the Company or any Subsidiary; provided that the Debt secured thereby does not exceed 80% of the cost of acquiring, constructing or improving such property and such Liens do not apply to any other property of the Company or any Subsidiary;

            (e) Liens on receivables and the proceeds thereof securing any Permitted Receivables Securitization;

            (f) any Liens securing Debt of the Company owing to a Subsidiary or a Subsidiary owing to the Company or to another Subsidiary;

            (g) Liens for taxes, assessments or governmental charges or levies not yet due or that are being contested in good faith by appropriate proceedings; provided that adequate reserves with respect thereto are maintained on the books of the Company or its Subsidiaries, as the case may be, in conformity with GAAP;

            (h) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business that are not more than 60 days delinquent in accordance with their terms or that are being contested in good faith by appropriate proceedings;

            (i) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

            (j) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

            (k) easements, rights-of-way, restrictions, licenses, reservations, utility easements and other similar encumbrances imposed by law or incurred in the ordinary course of business that, do not materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Company and its Subsidiaries, considered as a whole;

            (l) any interest or title of a lessor under any lease entered into by the Company or any Subsidiary in the ordinary course of its business and covering only the assets so leased;

            (m) attachment or judgment Liens in respect of judgments or decrees that have been vacated, discharged or stayed within 30 days from the entry thereof; and attachment or judgment Liens in respect of judgments or decrees that have been bonded pending appeal within 30 days from the entry thereof and which do not exceed $75,000,000 in the aggregate;

            (n) Liens arising from precautionary U.C.C. financing statement filings with respect to operating leases or consignment arrangements entered into by the Company or any Subsidiary in the ordinary course of business;

            (o) customary Liens in favor of a banking institution arising by operation of law encumbering deposits (including the right of set-off) held by such banking institutions incurred in the ordinary course of business and that are within the general parameters customary in the banking industry;

            (p) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Lien referred to in clauses (a) through (o) above, so long as the principal amount of the Debt or other obligations secured thereby does not exceed the principal amount of Debt or obligations so secured at the time of such extension, renewal or replacement (except that, where an additional principal amount of Debt is incurred to provide funds for the completion of a specific project, the additional principal amount, and any related financing costs, may be secured by the Lien as well) and such Lien is limited to the same property subject to the Lien so extended, renewed or replaced (and improvements on such property); and

            (q) any Lien not permitted by clauses (a) through (p) above securing Debt which, together with the aggregate outstanding principal amount of all other Debt of the Company and its Subsidiaries which would otherwise be subject to the foregoing restrictions and the aggregate Value of their existing Sale and Leaseback Transactions which would be subject to the restrictions of
Section 10.02 but for this clause (q), does not at any time exceed 5% of Consolidated Net Tangible Assets.

            SECTION 10.03. Limitation on Sale and Leaseback Transactions. Enter into any Sale and Leaseback Transaction, or permit any Subsidiary to do so, unless the Company or such Subsidiary would be entitled to incur Debt, in a principal amount equal to the Value of such Sale and Leaseback Transaction, which is secured by Liens on the property to be leased without violating Section 10.02.

            SECTION 10.04. Financial Condition Covenants.

            (a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Company to exceed 3.0 to 1.0.

            (b) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Company to be less than 3.5 to 1.0.

            SECTION 10.05. Indebtedness. Permit Subsidiaries of the Company to create, issue, incur, assume, become liable in respect of or suffer to exist any Debt (other than Permitted Debt) in an aggregate principal amount exceeding $125,000,000 outstanding at any time.

            SECTION 10.06. Transactions with Affiliates. Enter into any material transaction, including any purchase, sale, lease or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate, except any such transaction which is (a) otherwise permitted under this Agreement, in the ordinary course of business of the relevant Affiliate and upon fair and reasonable terms no less favorable to the relevant Affiliate than it would obtain in a comparable arm's length transaction with a Person that is not an Affiliate, (b) entered into prior to the date hereof or contemplated by any agreement identified on Schedule 10.06 hereof, (c) between or among the Company or any Subsidiary exclusively, (d) any Restricted Payment permitted under Section 10.07, (e) any transactions in connection with any Permitted Receivables Securitization or (f) any arrangements with officers, directors, representatives or other employees of the Company or any Subsidiary relating specifically to employment as such.

            SECTION 10.07. Restricted Payments. At any time that the Company does not have an Investment Grade Standing, declare or pay any dividend (other than (i) dividends payable solely in common stock of the Person making such dividend or options, warrants or rights to purchase shares of such common stock or (ii) dividends or other distributions made pursuant to the Rights Agreement) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any capital stock of any Subsidiary, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of any Subsidiary (collectively, "Restricted Payments"), except that any Subsidiary may make Restricted Payments to the Company and its other equity holders, pro rata in accordance with their respective equity interests in such Subsidiary.

            SECTION 10.08. Investments. At any time that the Company does not have an Investment Grade Standing, make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase any capital stock, bonds, notes, debentures or other debt securities of, or any assets constituting a business unit of, or make any other investment in, any Person (all of the foregoing, "Investments"), except the Acquisition and except:

            (a)   investments in Cash Equivalents;

            (b)   extensions of trade credit in the ordinary course of business;

            (c) Loans and advances to employees of the Company or any Subsidiary in the ordinary course of business (including for travel, entertainment and relocation expenses) in an aggregate amount for such employees not to exceed $10,000,000 at any one time outstanding;

            (d) Loans to employees of the Company or any Subsidiary solely for the purpose of exercising options to purchase the common stock of the Company or any Subsidiary;

            (e) intercompany Investments by the Company or any Subsidiary in the Company or any Person that, prior to such investment, is a Guarantor, including Guarantees by the Company of any Debt of any Subsidiary;

            (f) in addition to Investments otherwise expressly permitted by this Section 10.08, Investments by the Company or any of its Subsidiaries in an aggregate amount (valued at cost) at any time invested not to exceed the sum of $250,000,000 plus any amount thereof financed with Company Stock or the proceeds of the issuance of Company Stock;

            (g) Investments made or committed to be made when the Company has Investment Grade Standing, together with any extensions, renewals or replacements thereof (provided the aggregate amount of the Investment is not increased); and

            (h) Loans and advances to vendors, distributors or agents in the ordinary course of business in an aggregate amount not to exceed $20,000,000 at any one time outstanding.

                                   ARTICLE XI

                                Events of Default

            In case of the happening of any of the following events (each an "Event of Default"):

            (a) any representation or warranty made or deemed made in or in connection with the execution and delivery of this Agreement or the Borrowings hereunder or under any Borrowing Subsidiary Agreement shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

            (b) default shall be made in the payment of any principal of any Loan or LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

            (c) default shall be made in the payment of any interest on any Loan or any fee or any other amount (other than an amount referred to in paragraph (b) above) due hereunder, when and as the same shall become due and payable, and such default shall continue unremedied for a period of five Business Days;

            (d) default shall be made in the due observance or performance of any covenant, condition or agreement contained in Section 9.06 or Article X;

            (e) default shall be made in the due observance or performance of any covenant, condition or agreement contained herein (other than those specified in (b), (c) or (d) above) and such default shall continue unremedied for a period of 30 days after notice thereof from any Administrative Agent or any Lender to the Company;

            (f) the Company or any Subsidiary shall (i) fail to pay any principal or interest, regardless of amount, due in respect of one or more items of Debt in an aggregate principal amount greater than or equal to $75,000,000, when and as the same shall become due and payable (giving effect to any applicable grace period) or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Debt if the effect of any failure referred to in this clause (ii) is to cause such Debt to become due prior to its stated maturity;

            (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Company or any Subsidiary, or of a substantial part of the property or assets of the Company or any Subsidiary, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law,
(ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Subsidiary or for a substantial part of the property or assets of the Company or any Subsidiary or
(iii) the winding up or liquidation of the Company or any Subsidiary; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

            (h) the Company or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in (g) above,
(iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Subsidiary or for a substantial part of the property or assets of the Company or any Subsidiary, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing;

            (i) one or more judgments for the payment of money in an aggregate amount equal to or greater than $75,000,000 (exclusive of any amount thereof reasonably expected to be covered by insurance) shall be rendered against the Company, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor (whose liquidated judgment, along with those of any other judgment creditors, exceeds $75,000,000) to levy upon assets or properties of the Company or any Subsidiary to enforce any such judgment;

            (j) (i) a Plan of any Borrower shall fail to maintain the minimum funding standard required by Section 412 of the Code for any plan year or a waiver of such standard is sought or granted under Section 412(d) or (ii) an ERISA Termination Event shall have occurred with respect to any Borrower or an ERISA Affiliate has incurred, or in the reasonable opinion of the Required Lenders is reasonably likely to incur, a liability to or on account of a Plan under Section 4062, 4063, 4064, 4201 or 4204 of ERISA or (iii) any Person shall engage in any prohibited transaction described in Sections 406 of ERISA or 4975 of the Code for which a statutory or class exemption is not available or a private exemption has not been previously obtained from the United States Department of Labor or (iv) any Borrower or any ERISA Affiliate shall fail to pay any required installment or any other payment required to be paid by such entity under Section 412 of the Code on or before the due date for such installment or other payment (taking into account any extensions granted) or (v) any Borrower or any ERISA Affiliate shall fail to make any contribution or payment to any Multiemployer Plan (as defined in Section 4001(a)(3) of ERISA) which any Borrower or any ERISA Affiliate is required to make under any agreement relating to such Multiemployer Plan or any law pertaining thereto (taking into account any extensions granted), and, in the event of the occurrence of any of the events described in clauses (i) through (v) above, there shall result from any such event or events either a liability or a material risk of incurring a liability which is reasonably expected to have a Material Adverse Effect;

            (k) a Change in Control shall occur; or the Company shall cease to own beneficially all of the then outstanding capital stock (or equivalent equity interests) of each of the Japanese Borrower and the European Borrower; or

            (l) the guarantee in Section 13.16 shall cease to be, or shall be asserted by any Credit Party not to be, a valid and binding obligation on the part of any Guarantor;

then, and in every such event (other than an event with respect to any Borrower described in paragraph (g) or (h) above), and at any time thereafter during the continuance of such event, the General Administrative Agent, at the request of the Required Lenders, shall, by notice to the Company or any other Borrower (which notice to any other Borrower may be given to the Company), take either or both of the following actions, at the same or different times: (i) terminate forthwith the Commitments and (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued fees and all other liabilities of the Borrowers accrued hereunder (including all amounts of LC Exposure, whether or not the beneficiary of the then outstanding Letters of Credit shall have presented the documents required therein), shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived anything contained herein to the contrary notwithstanding; and, in any event with respect to any Borrower described in paragraph (g) or (h) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued fees and all other liabilities of the Borrowers accrued hereunder (including all amounts of LC Exposure, whether or not the beneficiary of the then outstanding Letters of Credit shall have presented the documents required therein) shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived anything contained herein to the contrary notwithstanding. Notwithstanding the foregoing, during the period commencing on the Effective Date and ending on the Offer Termination Date, the General Administrative Agent and the Lenders shall not be entitled (i) to terminate the Commitments, rescind this Agreement or declare the Loans to be due and payable or (ii) prevent any funding of an Offer Loan, unless (x) in the case of clause (i), a Major Default shall have occurred and be continuing, or (y) in the case of clause (ii), a condition precedent to Borrowing set forth in Section 8.02 shall not have been satisfied. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the U.S. Borrower shall at such time deposit in a cash collateral account opened by the General Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the General Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the U.S. Borrower hereunder and under the other Loan Documents. The General Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the General Administrative Agent and at the U.S. Borrower risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. After all such Letters of Credit shall have expired or been fully drawn upon, all reimbursement obligations shall have been satisfied and all other obligations of the U.S. Borrower hereunder and under the other Loan Documents shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the U.S. Borrower (or such other Person as may be lawfully entitled thereto).

                                   ARTICLE XII

                            The Administrative Agents

            In order to expedite the transactions contemplated by this Agreement, JPMCB is hereby appointed to act as the General Administrative Agent on behalf of the U.S. Lenders, JPMorgan Chase Bank, Tokyo Branch is hereby appointed to act as Japanese Administrative Agent on behalf of the Japanese Lenders, J.P.Morgan Europe Limited is hereby appointed to act as European Administrative Agent on behalf of the Multicurrency Lenders and JPMCB is hereby appointed to act as Advance Agent on behalf of the Lenders. Each of the Lenders hereby irrevocably authorizes each Administrative Agent (which term, for purposes of this Article XII shall be deemed to include the Advance Agent) to take such actions on behalf of such Lender or holder and to exercise such powers as are specifically delegated to the Administrative Agents or an Administrative Agent individually, as the case may be, by the terms and provisions hereof, together with such actions and powers as are reasonably incidental thereto. Each Administrative Agent is hereby expressly authorized by the Lenders, without hereby limiting any implied authority, (a) to receive on behalf of the Lenders all payments of principal of and interest on the Loans, payments in respect of the Letters of Credit and all other amounts due to the Lenders hereunder, and promptly to distribute to each Lender its proper share of each payment so received; (b) to give notice on behalf of each of the Lenders to the Credit Parties of any Event of Default of which such Administrative Agent has actual knowledge acquired in connection with its agency hereunder; and (c) to distribute to each Lender copies of all notices, financial statements and other materials delivered by any Credit Party pursuant to this Agreement as received by such Administrative Agent.

            Neither the Administrative Agents nor any of their respective directors, officers, employees or agents shall be liable as such for any action taken or omitted by any of them except for its or his or her own gross negligence or wilful misconduct, or be responsible for any statement, warranty or representation herein or the contents of any document delivered in connection herewith, or be required to ascertain or to make any inquiry concerning the performance or observance by any Borrower of any of the terms, conditions, covenants or agreements contained in this Agreement. The Administrative Agents shall not be responsible to the Lenders for the due execution, genuineness, validity, enforceability or effectiveness of this Agreement or other instruments or agreements. The Administrative Agents may deem and treat the Lender which makes any Loan or issues or participates in any Letter of Credit as the holder of the indebtedness resulting therefrom for all purposes hereof until it shall have received notice from such Lender, given as provided herein, of the transfer thereof. The Administrative Agents shall in all cases be fully protected in acting, or refraining from acting, in accordance with written instructions signed by the Required Lenders and, except as otherwise specifically provided herein, such instructions and any action or inaction pursuant thereto shall be binding on all the Lenders. The Administrative Agents shall, in the absence of knowledge to the contrary, be entitled to rely on any instrument or document believed by it in good faith to be genuine and correct and to have been signed or sent by the proper Person or Persons. Neither the Administrative Agents nor any of their respective directors, officers, employees or agents shall have any responsibility to any Borrower on account of the failure of or delay in performance or breach by any Lender of any of its obligations hereunder or to any Lender on account of the failure of or delay in performance or breach by any other Lender or any Borrower of any of their respective obligations hereunder or in connection herewith. The Administrative Agents may execute any and all duties hereunder by or through their Affiliates, agents or employees and shall be entitled to rely upon the advice of legal counsel selected by them with due care with respect to all matters arising hereunder and shall not be liable for any action taken or suffered in good faith by them in accordance with the advice of such counsel.

            The Lenders hereby acknowledge that the Administrative Agents shall be under no duty to take any discretionary action permitted to be taken by them pursuant to the provisions of this Agreement unless they shall be requested in writing to do so by the Required Lenders.

            Subject to the appointment and acceptance of a successor Administrative Agent as provided below, any Administrative Agent may resign at any time by notifying the Lenders, the other Administrative Agents and the Company. Upon any such resignation of an Administrative Agent, the Required Lenders shall have the right to appoint a successor Administrative Agent acceptable to the Company. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a bank having a combined capital and surplus of at least $500,000,000 (or any Affiliate of such bank), (i) with, in the case of the U.S. Commitments, an office in New York, New York, (ii) with, in the case of the Japanese Commitments, an office in Tokyo, Japan, or (iii) with, in the case of the Multicurrency Commitments, an office in London. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor bank, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any Administrative Agent's resignation hereunder, the provisions of this Article XII and Section 13.05 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

            With respect to the Loans made by, or Letters of Credit issued by or participated in by, them hereunder, each Administrative Agent in its individual capacity and not as Administrative Agent shall have the same rights and powers as any other Lender and may exercise the same as though it were not an Administrative Agent, and such Administrative Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Company or any Subsidiary or other Affiliate thereof as if it were not an Administrative Agent.

            Each Lender agrees (i) to reimburse the Administrative Agents, on demand, in the amount of its pro rata share of any expenses incurred for the benefit of the Lenders by the

Administrative Agents, including counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, which shall not have been reimbursed by the Borrowers and (ii) to indemnify and hold harmless the Administrative Agents and any of their respective directors, officers, employees or agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against either of them in its capacity as an Administrative Agent in any way relating to or arising out of this Agreement or any action taken or omitted by either of them under this Agreement to the extent the same shall not have been reimbursed by the Borrowers; provided that no Lender shall be liable to any Administrative Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or wilful misconduct of such Administrative Agent or any of its directors, officers, employees or agents. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the sum of the aggregate Revolving Credit Exposure, outstanding Term Loans and unused Commitments at the time.

            Each Lender acknowledges that it has, independently and without reliance upon any Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any related agreement or any document furnished hereunder or thereunder.

                                  ARTICLE XIII

                                  Miscellaneous

            SECTION 13.01. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telecopy, as follows:

            (i) if to the Company, to Zimmer Holdings, Inc., 345 Main Street, Warsaw, IN 46581, Attention of Sam R. Leno, Senior Vice President and Chief Financial Officer (Telecopy No.: 574-372-4988);

            (ii) if to Zimmer, to Zimmer, Inc., 345 Main Street, Warsaw, IN 46581, Attention of Sam R. Leno, Senior Vice President and Chief Financial Officer (Telecopy No.: 574-372-4988);

            (iii) if to the Japanese Borrower, to Zimmer K.K., 7F Shiroyama Mt. Building, 1-17, Toranomon 4-Chome, Minato-ku, Tokyo, Japan 10S-0001, Attention of Rob Pullan, Director, Finance & IM, (Telecopy No.:
      81-3-6402-6620); with a copy to Zimmer

      Holdings, Inc., 345 Main Street, Warsaw, IN 46581, Attention of Sam R. Leno, Senior Vice President and Chief Financial Officer (Telecopy No.:
      574-372-4988);

            (iv) if to the European Borrower, to Zimmer LTD., The Courtyard, Lancaster Place, Southmarston Park, Swindon, Wiltshire SN3 4FP, Attention of James Evenson, Director of Finance (Telecopy No.: 44-1793-584-563); with a copy to Zimmer Holdings, Inc., 345 Main Street, Warsaw, IN 46581, Attention of Sam R. Leno, Senior Vice President and Chief Financial Officer (Telecopy No.: 574-372-4988);

            (v) if to the General Administrative Agent, to JPMorgan Chase Bank, 1111 Fannin Street, Houston, Texas 77002, Attention: Jennifer Anyigbo, Account Manager (Telecopy No.: 713-750-2782) (email: jennifer.anyigbo@jpmorgan.com); with a copy of all documents to be delivered pursuant to Section 9.03 to JPMorgan Chase, 270 Park Avenue, 15th Floor, New York, New York 10017, Attention of Lyette Proctor, (Telecopy No.: 212-270-5135) and to JPMorgan Chase Bank, 270 Park Avenue, 4th Floor, New York, New York, 10017, Attention of Dawn Lee Lum (Telecopy
      No.: 212-270-3279);

            (vi) if to the European Administrative Agent, to J. P. Morgan Europe Limited, 125 London Wall, London EC2Y 5AJ, Attention of Nichola Hall (Telecopy No.:44-207-777-2360);

            (vii) if to the Japanese Administrative Agent, to JPMorgan Chase Bank, Tokyo Branch, 5-2-20, Akasaka, Minato-ku, Tokyo, Japan 107-6117, Attention of Naoko Morimoto (Telecopy No.: 813-5570-7539);

            (viii) if to the Issuing Lender, to JPMorgan Chase Bank, JPMorgan Treasury Services, 10420 Highland Manor Drive, Tampa, FL 33610, Attention:
      Stephen Carew, Operations Manager (Telecopy No.: 813-432-5161), (email: stephen.m.carew@jpmorgan.com).

            (ix) if to a Lender, to it at its address (or telecopy number) set forth in Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender became a party hereto; and

            (x) if to any other Borrowing Subsidiary, to it at the address (or telecopy number) set forth above for the Company. Each Borrower (other than the Company) hereby irrevocably appoints the Company as its agent for the purpose of giving on its behalf any notice and taking any other action provided for in this Agreement (whether or not this Agreement expressly authorizes the Company to take any such action on behalf of such Borrower) and hereby agrees that it shall be bound by any such notice or action given or taken by the Company hereunder irrespective of whether or not any such notice shall have in fact been authorized by such Borrower and irrespective of whether or not the agency provided for herein shall have theretofore been terminated.

            All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy to such party as provided in this Section or in accordance with the latest unrevoked direction from such party given in accordance with this Section.

            SECTION 13.02. Survival of Agreement. All covenants, agreements, representations and warranties made by any Credit Party herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Lenders and shall survive the making by the Lenders of the Loans regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or the Commitments have not been terminated.

            SECTION 13.03. Binding Effect. This Agreement shall become effective when it shall have been executed by the Company, the European Borrower, the Japanese Borrower and the Administrative Agents and when the Administrative Agents shall have received copies hereof (telecopied or otherwise) which, when taken together, bear the signature of each Lender, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Borrower shall have the right to assign any rights hereunder or any interest herein, except in accordance with Section 10.01, without the prior consent of all the Lenders.

            SECTION 13.04. Successors and Assigns. (a) Whenever in this Agreement any of the parties is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any party that are contained in this Agreement shall bind and inure to the benefit of its successors and assigns (including any Affiliate of the Issuing Lender that issues any Letter of Credit).

            (b) Each Lender other than any Conduit Lender may assign to one or more assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided, however, that, except in the case of an assignment to another Lender, an Affiliate of a Lender or an Approved Fund, (i) each of the Company, (so long as no Event of Default shall have occurred and be continuing) and the General Administrative Agent must give its prior written consent to such assignment (which consent in each case shall not be unreasonably withheld), (ii) the amount of the Commitments of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the General Administrative Agent) shall not be less than $5,000,000 unless it shall be the entire amount of such Lender's Commitments or Loans, as applicable and (iii) an assignment by a Lender of any of its U.S. Revolving Commitments shall include an assignment by such Lender of its proportionate interest in LC Exposure. The parties to each assignment shall execute and deliver to the General Administrative Agent an Assignment and Acceptance, and a processing and recordation fee of $3,500; provided, however, that such processing and recordation fee shall not be payable in the case of assignments made by or to the Initial Lenders. Upon acceptance and recording pursuant to paragraph (e) of this Section 13.04, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof, (x) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and (y) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto (but shall (i) continue to be entitled to the benefits of Sections 6.10, 6.11, 6.12 and 13.05, as well as to any fees accrued for its account hereunder and not yet paid and (ii) continue to be subject to the confidentiality provisions hereof). Notwithstanding the foregoing, any Lender assigning its rights and obligations under this Agreement may retain any Competitive Loans made by it outstanding at such time, and in such case shall retain its rights hereunder in respect of any Loans so retained until such Loans have been repaid in full in accordance with this Agreement. Notwithstanding the foregoing, any Conduit Lender may assign at any time to its designating Lender hereunder without the consent of the Company or the General Administrative Agent any or all of the Loans it may have funded hereunder and pursuant to its designation agreement and without regard to the limitations set forth in the first sentence of this Section 13.04(b).

            For the purpose of this Section 13.04(b), the term "Approved Fund" has the following meaning:

            "Approved Fund" means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (i) a Lender, (ii) an Affiliate of a Lender or (iii) an entity or an Affiliate of an entity that administers or manages a Lender.

            (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows:
(i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim; (ii) except as set forth in (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto or the financial condition of the Borrowers or the performance or observance by the Borrowers of any obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Section 9.03 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon any Administrative Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the General Administrative Agent, the Japanese Administrative Agent and the European Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agents by the terms hereof, together with such powers as are reasonably incidental thereto; and
(vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

            (d) Each of the Administrative Agents shall maintain at its office referred to in Section 13.01 a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and the principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time and any promissory notes evidencing such Loans (the "Register"). The entries in the Register shall be conclusive in the absence of manifest error and the Company, the other Borrowers, the Administrative Agents and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. No assignment or transfer of any Loan (or portion thereof) or any Note evidencing such Loan shall be effected unless and until it has been recorded in the Register as provided in this subsection 13.04(d). Notwithstanding any other provision of this Agreement, any assignment or transfer of all or part of a promissory note shall be registered on the Register only upon surrender for registration of assignment or transfer of the promissory note (and each promissory note shall expressly so provide), accompanied by a duly executed Assignment and Acceptance, and thereupon one or more new promissory notes in the same aggregate principal amount shall be issued to the designated Assignee and the old promissory notes shall be returned by the applicable Administrative Agent to the Company marked "cancelled". The Register shall be available for inspection by each party hereto, at any reasonable time and from time to time upon reasonable prior notice.

            (e) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee together with an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) above, if applicable, and, if required, the written consent of the Company to such assignment, the relevant Administrative Agent shall (i) accept such Assignment and Acceptance and (ii) record the information contained therein in the Register.

            (f) Each Lender other than any Conduit Lender may sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto or thereto for the performance of such obligations, (iii) each participating bank or other entity shall be entitled to the benefit of the cost protection provisions contained in Sections 6.10, 6.11 and 6.12 to the same extent as if it was the selling Lender (and limited to the amount that could have been claimed by the selling Lender had it continued to hold the interest of such participating bank or other entity, it being further agreed that the selling Lender will not be permitted to make claims against the Borrowers under Section 6.10(b) for costs or reductions resulting from the sale of a participation), except that all claims made pursuant to such Sections shall be made through such selling Lender and (iv) the Borrowers, the Administrative Agents and the other Lenders shall continue to deal solely and directly with such selling Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrowers relating to the Loans and to approve any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers decreasing any fees payable hereunder or thereunder or the amount of principal of or the rate at which interest is payable on the Loans, extending the final scheduled maturity of the Loans or any date scheduled for the payment of interest on the Loans or extending the Commitments).

            (g) Any Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 13.04, disclose to the assignee or participant or proposed assignee or participant any information relating to the Company or the other Borrowers furnished to such Lender; provided that, prior to any such disclosure, each such assignee or participant or proposed assignee or participant shall be subject to the confidentiality provisions contained herein.

            (h) The Borrowers shall not assign or delegate any rights and duties hereunder, except in accordance with Section 10.01, without the prior written consent of all Lenders.

            (i) Any Lender may at any time pledge or otherwise assign all or any portion of its rights under this Agreement to a Federal Reserve Bank; provided that no such pledge shall release any Lender from its obligations hereunder. In order to facilitate such an assignment to a Federal Reserve Bank, the relevant Borrower shall, at the request of the assigning Lender, duly execute and deliver to the assigning Lender a promissory note or notes evidencing the Loans made by the assigning Lender hereunder.

            (j) Each party hereto hereby confirms that it will not institute against a Conduit Lender or join any other Person in instituting against a Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any state bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Conduit Lender; provided, however, that each Lender designating any Conduit Lender hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such Conduit Lender during such period of forbearance.

            SECTION 13.05. Expenses, Indemnity. (a) The Company agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agents and the Arrangers in connection with entering into this Agreement or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (including the reasonable fees, disbursements and other charges of a single counsel), or incurred by the Administrative Agents, the Arrangers or any Lender in connection with the enforcement of their rights in connection with this Agreement or in connection with the Loans made hereunder or thereunder, including the fees and disbursements of counsel for the Administrative Agents and the Arrangers and, in the case of enforcement, each Lender.

            (b) The Company agrees to indemnify each Administrative Agent, the Arrangers, each Lender, each of their Affiliates and the directors, officers, employees and agents of the foregoing (each such Person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, incurred by or asserted against any Indemnitee arising out of (i) the consummation of the transactions contemplated by this Agreement, (ii) the use of the proceeds of the Loans or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto; provided that (x) such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses result from the gross negligence or wilful misconduct of such Indemnitee and (y) such indemnity shall not apply to losses, claims, damages, liabilities or relate expenses that result from disputes solely between Lenders.

            (c) The provisions of this Section 13.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any investigation made by or on behalf of the Administrative Agents, the Syndication Agent or any Lender. All amounts due under this Section 13.05 shall be payable on written demand therefor.

            SECTION 13.06. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            SECTION 13.07. Waivers, Amendment. (a) No failure or delay of any Administrative Agent or any Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agents and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have. No waiver of any provision of this Agreement or consent to any departure therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Company or any other Borrower in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

            (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders; provided, however, that no such agreement shall (i) decrease the principal amount of, or extend the maturity of or any scheduled principal payment date or date for the payment of any interest on any Loan or reimbursement obligation with respect to an LC Disbursement, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan, or amend or modify
Section 13.16, without the prior written consent of each Lender directly affected thereby, (ii) increase the Commitments or decrease the facility fees or fees in respect of Letters of Credit of any Lender (with the exception of fronting fees payable to the Issuing Lender, which shall require the consent of the Issuing Lender) without the prior written consent of such Lender, (iii) amend or modify the provisions of Section 6.13 or Section 13.04(h), the provisions of this Section 13.07 or the definition of the "Required Lenders", or release any Guarantor from its obligations under Section 13.16 hereof except for the release of a Subsidiary Guarantor in connection with the consummation of a transaction permitted under Section 10.01, without the prior written consent of each Lender or (iv) change the provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of one Class differently from the rights of Lenders holding Loans of any other class without the prior written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each adversely affected Class; provided further, however, that no such agreement shall amend, modify or otherwise affect the rights or duties of (w) any Administrative Agent hereunder without the prior written consent of such Administrative Agent, (x) any Issuing Lender without the prior written consent of such Issuing Lender, (y) the Swingline Lender without the prior written consent of the Swingline Lender or (z) an Initial Lender under Section 6.02 or 13.04(b) without the prior written consent of such Initial Lender. Each Lender shall be bound by any waiver, amendment or modification authorized by this
Section 13.07 and any consent by any Lender pursuant to this Section 13.07 shall bind any assignee of its rights and interests hereunder.

            SECTION 13.08. Entire Agreement. This Agreement and the Fee Letter constitute the entire contract among the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement. Nothing in this Agreement, expressed or implied, is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Agreement.

            SECTION 13.09. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

            SECTION 13.10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 13.03.

            SECTION 13.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

            SECTION 13.12. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or obligations of each Credit Party now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. Each Lender agrees promptly to notify the Company after such setoff and application made by such Lender, but the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section 13.12 are in addition to other rights and remedies (including, without limitation, other rights of setoff) which such Lender may have.

            SECTION 13.13. Jurisdiction: Consent to Service of Process. (a) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Subject to the foregoing and to paragraph (b) below, nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement against any other party hereto in the courts of any jurisdiction.

            (b) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or thereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 13.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

            (d) Each Borrower hereby irrevocably appoints the Company as its agent for the service of process in any action referred to in Section 13.13(a) and agrees that service of process in any such proceeding may be made by mailing or delivering a copy thereof to it care of the Company at its address for notice set forth in Section 13.01.

            (e) Each Credit Party waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section for any special, exemplary, punitive or consequential damages.

            SECTION 13.14. Waiver of Jury Trial. Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certification in this Section 13.14.

            SECTION 13.15. Conversion of Currencies. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given.

            (b) The obligations of each Borrower in respect of any sum due to any party hereto or any holder of the obligations owing hereunder (the "Applicable Creditor") shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than the currency in which such sum is stated to be due hereunder (the "Agreement Currency"), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss. The obligations of the Borrowers contained in this Section 13.15 shall survive the termination of this Agreement and the payment of all other amounts owing hereunder.

            SECTION 13.16. Guaranty. In order to induce the Lenders to make Loans to the Company and the other Borrowers, each Guarantor hereby unconditionally and irrevocably guarantees as a primary obligor the Borrower Obligations of all the Borrowers. Each Guarantor further agrees that the Borrower Obligations may be extended and renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its agreement hereunder notwithstanding any extension or renewal of any Borrower Obligation.

            Each Guarantor waives promptness, diligence, presentment to, demand of payment from and protest to the Borrowers of any Borrower Obligations, and also waives notice of acceptance of its obligations and notice of protest for nonpayment. The obligations of each Guarantor hereunder shall be absolute and unconditional and not be affected by, and each Guarantor waives any defense it may now or hereafter have arising out of (a) the failure of any Lender or the Administrative Agents to assert any claim or demand or to enforce any right or remedy against any Borrower under the provisions of this Agreement or any of the other Loan Documents or otherwise; (b) any rescission, waiver, amendment or modification of any of the terms or provisions of this Agreement, any other Loan Documents or any other agreement; (c) the failure of any Lender to exercise any right or remedy against any Borrower;
(d) the invalidity or unenforceability of any Loan Document; (e) the validity, legality or enforceability of this Agreement or any Loan or Letter of Credit or any document or instrument relating thereto or given in connection therewith; or
(f) any other circumstance which might otherwise constitute a defense available to or discharge of a Borrower or a guarantor (other than indefeasible payment).

            Each Guarantor further agrees that its agreements hereunder constitutes a promise of payment when due and not of collection, and waives any right to require that any resort be had by any Lender to any balance of any deposit account or credit on the books of any Lender in favor of any Borrower or any other Person.

            The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever, by reason of the invalidity, illegality or unenforceability of the Borrower Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Guarantors hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agents or any Lender to assert any claim or demand or to enforce any remedy under this Agreement or under any other Loan Document or any other agreement, by any waiver or modification in respect of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Borrower Obligations, or by any other act or omission which may or might in any manner or to any extent vary the risk of the Guarantors (or any of them) or otherwise operate as a discharge of the Guarantors (or any of them) as a matter of law or equity.

            Each Guarantor further agrees that its obligations hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Borrower Obligation is rescinded or must otherwise be restored by the Administrative Agents or any Lender upon the bankruptcy or reorganization of any Borrower or otherwise.

            In furtherance of the foregoing and not in limitation of any other right which the Administrative Agents or any Lender may have at law or in equity against the Guarantors (or any of them) by virtue hereof, upon the failure of any Borrower to pay any Borrower Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will, upon receipt of written demand by the General Administrative Agent, forthwith pay, or cause to be paid, in cash the amount of such unpaid Borrower Obligation. In the event that, by reason of the bankruptcy of any Borrower (i) acceleration of Loans made to such Borrower is prevented and (ii) the Guarantors shall not have prepaid the outstanding Loans and other amounts due hereunder owed by such Borrower, the Guarantors will forthwith purchase such Loans and other amounts at a price equal to the principal amount thereof plus accrued interest thereon and any other amounts due hereunder with respect thereto. Each Guarantor further agrees that if payment in respect of any Borrower Obligation shall be due in a currency other than Dollars and/or at a place of payment other than New York and if, by reason of any Change in Law, disruption of currency or foreign exchange markets, war or civil disturbance or similar event, payment of such Borrower Obligations in such currency or such place of payment shall be impossible or, in the judgment of any applicable Lender, not consistent with the protection of its rights or interests, then, at the election of any applicable Lender, the Guarantors shall make payment of such Borrower Obligation in Dollars (based upon the applicable Exchange Rate in effect on the date of payment) and/or in New York, and shall indemnify such Lender against any losses or expenses that it shall sustain as a result of such alternative payment.

            Following indefeasible payment in full in cash of all Borrower Obligations and the termination of the Commitments hereunder, upon payment by any Guarantor of any Borrower Obligations, each Lender shall, in a reasonable manner, assign the amount of such Borrower Obligations owed to it and paid by such Guarantor pursuant to this guarantee to such Guarantor, such assignment to be pro tanto to the extent to which the Borrower Obligations in question were discharged by such Guarantor, or make such disposition thereof as such Guarantor shall direct (all without recourse to any Lender and without any representation or warranty by any Lender except with respect to the amount of the Borrower Obligations so assigned).

            Each Subsidiary Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder which has not paid its proportionate share of such payment. Each Subsidiary Guarantor's right of contribution shall be subject to the terms and conditions of the immediately following paragraph. The provisions of this paragraph shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Administrative Agents and the Lenders and each Subsidiary Guarantor shall remain liable to the Administrative Agents and the Lenders for the full amount guaranteed by such Subsidiary Guarantor hereunder.

            Upon payment by any Guarantor of any sums as provided above, all rights of the Guarantors against any Borrower arising as a result thereof by way of right of subrogation or otherwise shall in all respects be subordinated and junior in right of payment to the prior indefeasible payment in full of all the Borrower Obligations to the Lenders and termination of the Commitments.

            Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Subsidiary Guarantor in its capacity as a guarantor under this Section 13.16 shall in no event exceed the amount which can be guaranteed by such Subsidiary Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established above).

            Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 13.16 or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

            SECTION 13.17. CAM Exchange. (a) On the CAM Exchange Date, to the extent not prohibited by a Requirement of Law, all Loans outstanding in any currency other than Dollars shall be converted to Dollars (calculated on the basis of the relevant Exchange Rates as of the Business Day immediately preceding the CAM Exchange Date) and shall be ABR

Revolving Loans, and (ii) the Lenders shall automatically and without further act be deemed to have exchanged interests in the Classes such that, in lieu of the interests of each Lender in each Class in which it shall participate as of such date (including such Lender's interest in the Designated Obligations of each Credit Party in respect of each such Class), such Lender shall hold an interest in every one of the Classes (including the Designated Obligations of each Credit Party in respect of each such Class but excluding participations in undrawn Letters of Credit), whether or not such Lender shall previously have participated therein, equal to such Lender's CAM Percentage thereof. Each Lender, the Company and each other Borrower hereby consents and agrees to the CAM Exchange, and each Lender hereby agrees that the CAM Exchange shall be binding upon its successors and assigns and any Person that acquires a participation in its interests in any Class. The Company and each other Borrower and each Lender agrees from time to time to execute and deliver to the General Administrative Agent all such promissory notes and other instruments and documents as the General Administrative Agent shall reasonably request to evidence and confirm the respective interests and obligations of the Lenders after giving effect to the CAM Exchange, and each Lender agrees to surrender any promissory notes originally received by it in connection with its Loans hereunder to the General Administrative Agent against delivery of any promissory notes so executed and delivered; provided that the failure of the Company or any other Borrower to execute or deliver or of any Lender to accept any such promissory note, instrument or document shall not affect the validity or effectiveness of the CAM Exchange. In the event that on the CAM Exchange Date any Swingline Loan shall be outstanding (other than any Swingline Loan in respect of which U.S. Revolving Lenders have funded their purchase of participations pursuant to Section 5.01), then each U.S. Revolving Lender (determined immediately prior to the CAM Exchange) shall, in accordance with the provisions of Section 5.01, promptly purchase from the Swingline Lender a participation in such Swingline Loan in the amount of such Lenders' Applicable Percentage of such Swingline Loan (determined immediately prior to the CAM Exchange).

            (b) As a result of the CAM Exchange, on and after the CAM Exchange Date, each payment received by an Agent pursuant to any Loan Document in respect of the Designated Obligations shall be distributed to the Lenders pro rata in accordance with their respective CAM Percentages (to be redetermined as of each such date of payment or distribution to the extent required by Section 13.18).

            SECTION 13.18. Letters of Credit. (a) In the event that, on or after the CAM Exchange Date, the aggregate amount of the Designated Obligations shall change as a result of the making of an LC Disbursement by the Issuing Lender that is not reimbursed by a Credit Party, then (i) each U.S. Revolving Lender (determined without giving effect to the CAM Exchange) shall, in accordance with
Section 4.01(d), promptly purchase from the Issuing Lender a participation in such LC Disbursement in the amount of such Lender's Applicable Percentage of such LC Disbursement (without giving effect to the CAM Exchange) and (ii) the General Administrative Agent shall redetermine the CAM Percentages after giving effect to such LC Disbursement and the purchase of participations therein by the U.S. Revolving Lenders. Each such redetermination shall be binding on each of the Lenders and their successors and assigns and shall be conclusive, absent manifest error.

            SECTION 13.19. Confidentiality. Each of the Administrative Agents and the Lenders expressly agrees, for the benefit of the Company and the Subsidiaries, to maintain the confidentiality of the Confidential Information (as defined below), except that Confidential Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep such Confidential Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement,
(e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an express agreement for the benefit of the Company and the Subsidiaries containing provisions substantially the same as those of this Section, to any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement or to any direct or indirect counter party to a Hedge Agreement, (g) with the consent of the Company the Subsidiaries, (h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized ratings agency, or (i) to the extent such Confidential Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to any Administrative Agent or any Lender on a nonconfidential basis from a source other than the Company and the Subsidiaries. For the purposes of this Section, "Confidential Information" means all information, including material nonpublic information within the meaning of Regulation FD promulgated by the SEC ("Regulation FD"), received from the Company and the Subsidiaries relating to such entities or their respective businesses, other than any such information that is available to any Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by such entities; provided that, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Confidential Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person customarily accords to its own confidential information; provided, however, that with respect to disclosures pursuant to clauses (b) and (c) of this Section, unless prohibited by law or applicable court order, each Lender and each Administrative Agent shall attempt to notify the Company and the Subsidiaries of any request by any governmental agency or representative thereof or other Person for disclosure of Confidential Information after receipt of such request, and if reasonable, practicable and permissible, before disclosure of such Confidential Information. It is understood and agreed that the Company and the Subsidiaries and their respective Affiliates may rely upon this Section
13.19 for any purpose, including without limitation to comply with Regulation FD. Notwithstanding anything herein to the contrary, any Party to this Agreement (and any employee, representative or other agent of such Party) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure. The preceding sentence is intended to cause the transactions contemplated hereby not to be treated as having been offered under conditions of confidentiality for purposes of Section 1.6011-4(b)(3) and 301.6111-2(a)(2)(ii) (or any successor provisions) of the Treasury

Regulations promulgated under the Code, and shall be construed in a manner consistent with such purpose.

                     [Rest of page left intentionally blank]

            IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                      ZIMMER HOLDINGS, INC., as a Borrower and a Guarantor


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:

                                      ZIMMER, INC., as a Borrower and a
                                      Guarantor


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:

                                      ZIMMER K.K.


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:


                                      ZIMMER LTD.


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                      ZIMMER HOLDINGS, INC., as a Borrower and a Guarantor


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:

                                      ZIMMER, INC., as a Borrower and a
                                      Guarantor


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:



                                      ZIMMER K.K.


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:


                                      ZIMMER LTD.


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:

                                      CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as an Initial Lender,


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:


                                      JPMORGAN CHASE BANK, as an Initial Lender and as General Administrative Agent,


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:


                                      BANK OF AMERICA, N.A., as an Initial
                                      Lender,


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:


                                      JPMORGAN CHASE BANK, Tokyo Branch as
                                      Japanese Administrative Agent,


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:


                                      J.P. MORGAN EUROPE LIMITED, as European
                                      Administrative Agent,


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:

                                      CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as an Initial Lender,


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:


                                      JPMORGAN CHASE BANK, as an Initial Lender and as General Administrative Agent,


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:


                                      BANK OF AMERICA, N.A., as an Initial
                                      Lender,


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:


                                      JPMORGAN CHASE BANK, Tokyo Branch as
                                      Japanese Administrative Agent,


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:


                                      J.P. MORGAN EUROPE LIMITED, as European
                                      Administrative Agent,


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:

                                      CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as an Initial Lender,


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:


                                      JPMORGAN CHASE BANK, as an Initial Lender and as General Administrative Agent,


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:


                                      BANK OF AMERICA, N.A., as an Initial
                                      Lender,


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:


                                      JPMORGAN CHASE BANK, Tokyo Branch as
                                      Japanese Administrative Agent,


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:


                                      J.P. MORGAN EUROPE LIMITED, as European
                                      Administrative Agent,


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:

                                      CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as an Initial Lender,


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:


                                      JPMORGAN CHASE BANK, as an Initial Lender and as General Administrative Agent,


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:


                                      BANK OF AMERICA, N.A., as an Initial
                                      Lender,


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:


                                      JPMORGAN CHASE BANK, Tokyo Branch as
                                      Japanese Administrative Agent,


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:


                                      J.P. MORGAN EUROPE LIMITED, as European
                                      Administrative Agent,


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:

                                      CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as an Initial Lender,


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:


                                      JPMORGAN CHASE BANK, as an Initial Lender and as General Administrative Agent,


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:


                                      BANK OF AMERICA, N.A., as an Initial
                                      Lender,


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:


                                      JPMORGAN CHASE BANK, Tokyo Branch as
                                      Japanese Administrative Agent.


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:


                                      JPMORGAN EUROPE LIMITED, as European
                                      Administrative Agent,


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:

                                                 SIGNATURE PAGE TO THE REVOLVING
                                                  CREDIT AND TERM LOAN AGREEMENT
                                         DATED AS OF JUNE 12, 2003, among ZIMMER
                                            HOLDINGS, INC., ZIMMER, INC., ZIMMER
                                                 K.K. ZIMMER LTD., THE BORROWING
                                                 SUBSIDIARIES, THE LENDERS NAMED
                                                THEREIN, JPMORGAN CHASE BANK, as
                                          General Administrative Agent, JPMORGAN
                                           CHASE BANK, TOKYO BRANCH, as Japanese
                                        Administrative Agent, J.P. MORGAN EUROPE
                                      LIMITED, As European Administrative Agent.


                                      ZIMMER INVESTMENTS, LLC,


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:

                                                 SIGNATURE PAGE TO THE REVOLVING
                                                  CREDIT AND TERM LOAN AGREEMENT
                                         DATED AS OF JUNE 12, 2003, among ZIMMER
                                            HOLDINGS, INC., ZIMMER, INC., ZIMMER
                                                K.K., ZIMMER LTD., THE BORROWING
                                                 SUBSIDIARIES, THE LENDERS NAMED
                                                THEREIN, JPMORGAN CHASE BANK, as
                                          General Administrative Agent, JPMORGAN
                                           CHASE BANK, TOKYO BRANCH, as Japanese
                                        Administrative Agent, J.P. MORGAN EUROPE
                                      LIMITED, as European Administrative Agent.


                                      ZIMMER TECHNOLOGY, INC.,


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:

                                                 SIGNATURE PAGE TO THE REVOLVING
                                                  CREDIT AND TERM LOAN AGREEMENT
                                         DATED AS OF JUNE 12, 2003, among ZIMMER
                                            HOLDINGS, INC., ZIMMER, INC., ZIMMER
                                                K.K., ZIMMER LTD., THE BORROWING
                                                 SUBSIDIARIES, THE LENDERS NAMED
                                                THEREIN, JPMORGAN CHASE BANK, as
                                          General Administrative Agent, JPMORGAN
                                           CHASE BANK, TOKYO BRANCH, as Japanese
                                        Administrative Agent, J.P. MORGAN EUROPE
                                      LIMITED, as European Administrative Agent.


                                      ZIMMER PRODUCTION, INC.,


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:

                                                 SIGNATURE PAGE TO THE REVOLVING
                                                  CREDIT AND TERM LOAN AGREEMENT
                                          DATED AS OF JUNE 12,2003, among ZIMMER
                                            HOLDINGS, INC., ZIMMER, INC., ZIMMER
                                                K.K., ZIMMER LTD., THE BORROWING
                                                 SUBSIDIARIES, THE LENDERS NAMED
                                                THEREIN, JPMORGAN CHASE BANK, as
                                          General Administrative Agent, JPMORGAN
                                           CHASE BANK, TOKYO BRANCH, as Japanese
                                        Administrative Agent, J.P. MORGAN EUROPE
                                      LIMITED, as European Administrative Agent.


                                      ZIMMER ORTHOPAEDIC SURGICAL PRODUCTS,
                                      INC.,


                                      by
                                          --------------------------------------
                                          Name:
                                          Title:

                                                 SIGNATURE PAGE TO THE REVOLVING
                                                  CREDIT AND TERM LOAN AGREEMENT
                                         DATED AS OF JUNE 12, 2003, among ZIMMER
                                            HOLDINGS, INC., ZIMMER, INC., ZIMMER
                                                K.K., ZIMMER LTD., THE BORROWING
                                                 SUBSIDIARIES, THE LENDERS NAMED
                                                THEREIN, JPMORGAN CHASE BANK, as
                                          General Administrative Agent, JPMORGAN
                                           CHASE BANK, TOKYO BRANCH, as Japanese
                                        Administrative Agent, J.P. MORGAN EUROPE
                                      LIMITED, as European Administrative Agent.


                                      ZIMMER US, INC.,


                                      by
                                          --------------------------------------
                                          Name:
                                          Title: